UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CARDIO DIAGNOSTICS HOLDINGS, INC.

(Name of Registrant as Specified in its Certificate of Incorporation)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

311 W. Superior Street, Suite 444
Chicago, IL 60654

LETTER TO STOCKHOLDERS

October 31, 2023

Dear Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders of Cardio Diagnostics Holdings, Inc. on December 4, 2023, at 1:00 p.m. Central Standard Time. The annual meeting will be a completely “virtual” meeting. You will be able to attend the annual meeting, as well as vote and submit your questions during the live webcast of the meeting, by visiting https://www.cstproxyvote.com/cardiodiagnosticsinc/am2023 and entering the control number included on your proxy card or in the instructions that accompany your proxy materials.

Details regarding admission to the annual meeting and the business to be conducted at the annual meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the annual meeting, your vote is important, and we encourage you to vote promptly. You may vote by either marking, signing and returning the enclosed proxy card or using telephone or Internet voting. For specific instructions on voting, please refer to the instructions on your enclosed proxy card. If you attend the annual meeting, you will have the right to revoke the proxy and vote your shares virtually at the meeting. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

On behalf of the Board, we would like to thank you for your support of Cardio Diagnostics Holdings, Inc.

Sincerely yours,

Meeshanthini V. Dogan
Chief Executive Officer

CARDIO DIAGNOSTICS HOLDINGS, INC.

311 W. Superior Street, Suite 444
Chicago, IL 60654
Telephone: (855) 226-9991

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS DECEMBER 4, 2023
1:00 p.m. Central Standard Time

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) of Cardio Diagnostics Holdings, Inc., a Delaware corporation (the “Company”). The Annual Meeting will be held virtually, via live webcast, on December 4, 2023 at 1:00 p.m. Central Standard Time, for the following purposes:

1.	To elect the seven nominees named in the proxy statement to serve on the Board of Directors. The Board of Directors recommends a vote “FOR” each nominee.

2.	To approve the amendment of the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-5 to 1-for-40, as determined by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” this Proposal No. 2.

3.	To approve the issuance of shares of our Common Stock and/or securities convertible into or exercisable for our Common Stock equal to 20% or more of our Common Stock outstanding before the issuance in one or more non-public transactions as required by and in accordance with Nasdaq Marketplace Listing Rule 5635(d). The Board of Directors recommends a vote “FOR” this Proposal No. 3.

4.	To ratify the appointment of Prager Metis CPA’s LLC as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2023. The Board of Directors recommends a vote “FOR” this Proposal No. 4.

In addition, the chair person of the Annual Meeting will consider, and if appropriate, act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is October 26, 2023. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 4, 2023: This notice of meeting and the accompanying proxy statement will be mailed to stockholders of record as of the record date of October 26, 2023 beginning on October 31, 2023 and are also will be available at https://www.cstproxy.com/cardiodiagnosticsinc/am2023.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting. You may vote by completing and mailing the proxy card enclosed with the proxy statement, or you may grant your proxy electronically via the Internet or by telephone by following the instructions on the proxy card. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should review the materials used by that firm to determine whether and how you will be able to submit your proxy by telephone or over the Internet. Submitting a proxy over the Internet, by telephone or by mailing a proxy card will ensure your shares are represented at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders of record during the Annual Meeting and will be available at https://www.cstproxy.com/cardiodiagnosticsinc/am2023.

You are cordially invited to attend the Annual Meeting virtually, via live webcast. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the Internet or by telephone as promptly as possible in order to ensure your representation at the Annual Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you choose to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically during the meeting if you attend the Annual Meeting online. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors Meeshanthini Dogan Chief Executive Officer Chicago, Illinois October 31, 2023

TABLE OF CONTENTS

Page
Proxy Statement Summary	1
Questions and Answers About These Proxy Materials and Voting	2
Proposal No. 1 – Election of Seven Director Nominees to Serve as Directors for the One Year Term Expiring at the 2024 Annual Meeting (the “Election of Directors Proposal”)	9
Board Matters and Corporate Governance	13
Proposal No. 2 – Amendment to Our Certificate of Incorporation to Effect the Reverse Stock Split (the “Reverse Stock Split Proposal”)	20
Proposal No. 3 – Approval of the Future Issuance of Shares of our Common Stock and/or Securities Convertible into or Exercisable for our Common Stock Equal to 20% or more of our Common Stock Outstanding in One or More Non-public Transactions as Required by and in Accordance with Nasdaq Marketplace Listing Rule 5635(d) (the “Issuance Proposal”)	30
Proposal No. 4 – Ratification of the Appointment of Prager Metis CPA’s LLC as the Company’s Independent Registered Public Accounting Firm (the “Auditor Ratification Proposal”)	31
Audit Committee Report	34
Executive Officers	35
Executive and Director Compensation	35
Equity Compensation Plan Information	40
Delinquent Section 16(A) Reports	41
Certain Transactions and Relationships	41
Security Ownership of Certain Beneficial Owners and Management	43
Solicitation of Proxies	44
Other Matters and Additional Information	44
Annex A	A-1

i

CARDIO DIGANOSTICS HOLDINGS, INC.

311 W. Superior Street, Suite 444
Chicago, IL 60654
Telephone: (855) 226-9991

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 4, 2023

PROXY STATEMENT SUMMARY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Cardio Diagnostics Holdings, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders. This Proxy Statement and related materials are first being made available to stockholders on or about October 31, 2023. References in this Proxy Statement to “we,” “us,” “our,” or the “Company” refer to Cardio Diagnostics Holdings, Inc. and its consolidated subsidiary, and references to the “Annual Meeting” are to the 2023 annual meeting of stockholders. When we refer to the Company’s fiscal year, we mean the annual period ended on December 31, 2022. This proxy statement covers our 2022 fiscal year, which was from January 1, 2022 through December 31, 2022, or fiscal 2022. This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting.

Our Annual Meeting

Date and Time	December 4, 2023 at 1:00 p.m. CST	Place	Virtually at https://www.cstproxy.com/cardiodiagnosticsinc/am2023

Record Date	October 26, 2023	Who Can Vote	Only owners of record of the Company’s issued and outstanding common stock as of the close of business on October 26, 2023. Each share of common stock is entitled to one vote.

Number of Shares Outstanding as of Record Date	18,753,678 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”)

At the Annual Meeting, the stockholders of the Company will be asked to vote on the three proposals below. Your vote is very important. Accordingly, whether or not you plan to attend the Annual Meeting, you should vote by using one of the methods described in these proxy materials. You may vote your shares at the Annual Meeting by voting via the Internet or by telephone as described in these proxy materials or by having your shares represented at the Annual Meeting by a valid proxy. If your shares are not registered directly in your name (e.g., you hold your shares in a stock brokerage account or through a bank or other holder of record), you may vote by following the instructions detailed on the notice or voting instruction form you receive from your broker or other nominee. A list of all stockholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices.

Item	Proposals	Board Recommendation	Page Number

1	Election of seven directors	FOR	9
2	Approval to amend the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split if deemed appropriate by the Company’s Board of Directors	FOR	20
3	Approval of the future issuance of shares of our Common Stock and/or securities convertible into or exercisable for our Common Stock equal to 20% or more of our Common Stock outstanding in one or more non-public transactions as required by and in accordance with Nasdaq Marketplace Listing Rule 5635(d)	FOR	29
4	Ratification of the appointment of Prager Metis CPA’s LLC as the independent registered public accounting firm of the Company for 2023	FOR	30

Any stockholder who executes and delivers a proxy has the right to revoke it at any time before it is exercised by delivering to the General Counsel of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting. Subject to revocation, the proxy holders will vote all shares represented by a properly executed proxy received in time for the Annual Meeting in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in accordance with the recommendation of the Board of Directors.

The costs and expenses of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of proxies will be borne by the Company. Proxies will be solicited through the Internet and the mail and may be solicited by our officers, directors and employees in person or by telephone, email or facsimile. They will not receive additional compensation for this effort. We do not anticipate paying any compensation to any other party for the solicitation of proxies but may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to beneficial owners. The Company may retain the services of a proxy solicitation firm if, in the Board’s view, it is deemed necessary or advisable. Although the Company does not currently expect to retain such a firm, it estimates that the fees of such firm could be up to $20,000, plus out-of-pocket expenses, all of which would be paid by the Company.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors (our “Board”) of Cardio Diagnostics Holdings, Inc. (sometimes referred to as “we,” “us,” “Cardio” or the “Company”) is soliciting the proxy of holders of our common stock, par value $0.00001 per share (the “Common Stock”), to approve each of the proposals described in this proxy statement (this “Proxy Statement”) at the Annual Meeting of Stockholders (including any adjournment, postponement or continuation thereof, the “Annual Meeting”). You are invited to attend the Annual Meeting online, and we request that you vote on the proposals described in this Proxy Statement.

We intend to mail this Proxy Statement, the Notice of Annual Meeting and accompanying proxy card on or about October 31, 2023 to all stockholders of record entitled to vote at the Annual Meeting.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

How do I attend the Annual Meeting?

The Annual Meeting will be conducted solely online via live webcast. There is no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, view a list of the stockholders entitled to vote at the Annual Meeting and submit your questions prior to and during the Annual Meeting by visiting https://www.cstproxy.com/cardiodiagnosticsinc/am2023 on December 4, 2023 at 1:00 p.m. Central Standard Time. To be admitted, you must enter the control number included in your proxy materials. We recommend you log in at least 15 minutes before the Annual Meeting is scheduled to begin to ensure you are logged in when the Annual Meeting starts. Online check-in will start shortly before the Annual Meeting on December 4, 2023. If you do not have your control number, you may contact our transfer agent, Continental Stock Transfer Corp. (the “Transfer Agent”), by calling (917) 262-2373 or emailing proxy@continentalstock.com.

You can pre-register to attend the virtual Annual Meeting starting November 27, 2023 (five business days prior to the meeting date) by entering the URL address into your browser (https://www.cstproxy.com/cardiodiagnosticsinc/am2023) and entering your control number, name and email address. Once you pre-register, you may vote or enter questions in the chat box during the Annual Meeting. At the start of the Annual Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Annual Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number in order to attend the Annual Meeting. If you plan to vote at the Annual Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case, you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at (917) 262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number. Stockholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy. Note that your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you do not have access to the Internet, you can listen only to the meeting by dialing: (i) 1-800-450-7155 (toll free) within the United States and Canada; or (ii) +1 857-999-9155 (standard rates apply) outside the United States and Canada. When prompted, enter the Conference ID number 7820465#. Please note that you will not be able to vote or ask questions at the Annual Meeting if you choose to participate telephonically.

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Information on how to vote at the Annual Meeting is discussed below.

Can I ask questions at the virtual Annual Meeting?

Verified stockholders as of our Record Date who attend and participate in our virtual Annual Meeting can submit questions via the Internet during a designated portion of the Annual Meeting. Stockholders will be limited to no more than two questions per person and a time of two minutes or less.

What if I have technical difficulties during the meeting or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter difficulties accessing the virtual Annual Meeting during check-in or the meeting, please call the technical support number posted on the virtual meeting platform log-in page.

Who can vote at the Annual Meeting?

Only verified stockholders at the close of business on the Record Date of October 26, 2023 will be entitled to vote at the Annual Meeting. On the Record Date, there were 18,753,678 shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on October 26, 2023, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below (see “How do I vote?”) or, if applicable, complete, date, sign, and return the proxy card mailed to you to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee

If, on October 26, 2023, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being sent to you by the organization that holds your account. The organization holding your account is considered the stockholder of record for voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee regarding how to vote the shares in your account. The deadline for submitting your voting instructions to your broker, bank, or other nominee is listed on the notice sent to you. You are also invited to attend the Annual Meeting. See “How do I attend the Annual Meeting,” above, for instructions on how to attend the Annual Meeting if you are a beneficial owner.

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What am I voting on?

There are four matters scheduled for a vote:

•	Election of seven director nominees to serve one-year terms and until their successors are duly elected and qualified (the “Directors Election Proposal” or “Proposal No. 1”);
•	Approval to amend the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-5 to 1-for-40, as determined by the Company’s Board of Directors (the “Reverse Stock Split Proposal” or “Proposal No. 2”);
•	Approval of the future issuance of shares of our Common Stock and/or securities convertible into or exercisable for our Common Stock equal to 20% or more of our Common Stock outstanding in one or more non-public transactions as required by and in accordance with Nasdaq Marketplace Listing Rule 5635(d) (the “Issuance Proposal” or “Proposal No. 3”); and
•	Ratification of the selection of Prager Metis CPA’s LLC (“Prager Metis”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal” or Proposal No. 4”).

What if another matter is properly brought before the Annual Meeting?

The Board of Directors of the Company (the “Board”) knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.

How do I vote?

Regarding the election of directors, you may either vote “For” the nominees or you may “Withhold” your vote for the nominees you specify. For any other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting depend on whether your shares are registered in your name or are held by a broker, bank, or other nominee:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet, or vote by proxy using a proxy card provided by us. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote even if you have already voted by proxy. Voting at the Annual Meeting will have the effect of revoking your previously submitted proxy (see “Can I change my vote after submitting my proxy?” below).

By Internet www.cstproxyvote.com to vote your shares via the Internet. You will need the control number provided in your proxy materials when you access the web page.	By Telephone If you are in the U.S. or Canada and you received the Notice or a printed copy of the proxy materials, follow the instructions in the Notice or on the proxy card.	By Mail If you received a printed copy of the proxy materials, complete, sign, date, and mail your proxy card in the enclosed, postage- prepaid envelope.	Via Virtual Meeting
You may vote your shares live at the Annual Meeting by visiting https://www.cstproxy.com/cardiodiagnosticsinc/am2023. As described above, you need the control number on your Notice or proxy card to access the virtual meeting platform.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive a Notice from your broker, bank, or other nominee that include instructions that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting.

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How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of October 26, 2023, the Record Date, including one vote for each of the seven director nominees.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card, or otherwise vote, without marking voting selections, your shares will be voted, as applicable, “For” election of the seven director nominees named herein, “For” the Reverse Stock Split Proposal within the range set forth in Proposal No. 2, and “For” the ratification of Prager Metis as the Company’s independent registered public accounting firm. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Will my vote be kept confidential?

Proxies, ballots and voting tabulations are handled confidentially to protect your voting privacy. This information will not be disclosed, except as required by law.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways on or before the close of voting for the Annual Meeting:

•	You may submit another properly completed proxy card with a later date;
•	You may grant a subsequent timely proxy by telephone or through the Internet; or
•	You may attend and vote at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy is the one that is counted, so long as it is provided within the applicable deadline. If your shares are held by your broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee to change your vote or to revoke your proxy.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “For,” votes to “Withhold,” and broker non-votes for the proposal to elect directors and, with respect to each other proposal, votes “For,” votes “Against,” votes to “Abstain,” and broker non-votes (if applicable). A representative of Continental Stock Transfer & Trust Company will serve as our independent inspector of elections to tabulate stockholder votes.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank, or other nominee holding the shares as to how to vote on “non-routine” proposals. If shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank, or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank, or other nominee can still vote the shares with respect to matters that are “routine” under applicable rules but cannot vote the shares with respect to “non-routine” matters. On non-routine proposals, any “uninstructed shares” may not be voted by the broker, bank, or other nominee and are “broker non-votes.” Only the proposal to ratify the appointment of our independent registered public accounting firm is considered a “routine” matter for this purpose and brokers, banks, or other nominees generally have discretionary voting power with respect to such proposal. Brokers, banks, and other nominees do not have authority to vote on the reverse stock split or election of directors without voting instruction from the beneficial owner. Broker non-votes will be counted to determine if a quorum is present at the Annual Meeting.

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How many votes are needed to approve each proposal, what are the voting options, how does the board recommend I vote and what is the effect of a withhold/abstention or broker non-vote?

Proposal	Vote Required	Voting Options	Broker Discretionary Voting Allowed?	Effect of Withhold/ Abstention	Effect of Broker Non-Vote

No. 1-Director Election Proposal	Plurality	“For” or “Withhold”	No	None	None

No. 2-Reverse Stock Split Proposal	Majority of Votes Cast	“For,” “Against” or “Abstain”	Yes	None	N/A

No. 3-Issuance Proposal	Majority of Votes Cast	“For,” “Against” or “Abstain”	No	None	None

No. 4-Auditor Ratification Proposal	Majority of Votes Cast	“For,” “Against” or “Abstain”	Yes	None	N/A

What is the Quorum Requirement?

A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote in the election of directors are represented by virtual presence online or by proxy at the Annual Meeting. On the Record Date, there were 18,753,678 shares outstanding and entitled to vote. Accordingly, 9,376,840 shares of Common Stock must be present virtually online or by proxy in order to constitute a quorum, enabling us to conduct the business of the Annual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy by mail, over the phone, or through the Internet (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote at the Annual Meeting. Abstentions, votes to “Withhold,” and broker non-votes will be counted toward the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting.

Do our Executive Officers or Directors have any interest in the matters coming before the Annual Meeting?

Other than the current directors’ interest in being reelected to serve a new one-year term on the Board, none of our executive officers or directors has any interest, except to the extent of their ownership of shares of our Common Stock or securities exercisable or convertible into shares of Common Stock, in any of the matters to be acted upon at the Special Meeting.

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Who is paying for this proxy solicitation?

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting. Accordingly, the Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees of the Company will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other nominees for the cost of forwarding proxy materials to beneficial owners.

How can I access the list of stockholders entitled to vote at the Annual Meeting?

A complete list of stockholders of record on the Record Date will be available during the Annual Meeting by following the instructions on the virtual platform.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all your shares are voted.

When are stockholder proposals for inclusion in the Company’s proxy statement for next year’s annual meeting due?

Stockholders wishing to present proposals for inclusion in our proxy statement for the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit their proposals so that they are received by us at our principal executive offices no later than July 3, 2024. Proposals should be sent to our Corporate Secretary at 311 West Superior Street, Suite 444, Chicago, IL 60654.

When are other proposals and stockholder nominations for the 2024 Annual Meeting due?

With respect to proposals and nominations not to be included in our Proxy Statement pursuant to Rule 14a-8 of the Exchange Act, our Bylaws (our “Bylaws”) provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at an annual meeting of stockholders must notify our Secretary by a written notice, which notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding year’s annual meeting of stockholders.

Stockholders wishing to present nominations for director or proposals for consideration at the 2024 Annual Meeting under these provisions of our Bylaws must submit their nominations or proposals so that they are received at our principal executive offices not earlier than August 6, 2024 and not later than September 5, 2024 to be considered. In the event that the 2024 Annual Meeting is to be held on a date that is not within 30 days before or 60 days after the one-year anniversary of this Annual Meeting, then a stockholder’s notice must be received by the Secretary no later than 90 days prior to such annual meeting, or if later, the tenth day following the day on which we make a public announcement of the date of the 2024 Annual Meeting. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 5, 2024.

Nominations or proposals should be sent in writing to our Corporate Secretary at 311 West Superior Street, Suite 444, Chicago, IL 60654. A stockholder’s notice to nominate a director or bring any other business before the Annual Meeting or the 2024 Annual Meeting must set forth certain information, which is specified in our Bylaws.

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Emerging Growth Company Status

On October 25, 2022, the Company consummated a business combination pursuant to which it combined with Mana Capital Acquisition Corp. (“Mana”), a special purpose acquisition company (the “Business Combination”). Following the Business Combination, we are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

For as long as we continue to be an emerging growth company, we may take advantage of exemptions from various reporting requirements that are applicable to other public companies but not to “emerging growth companies,” including, but not limited to:

•	not being required to comply with the auditor attestation requirements in the assessment of our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act;
•	not being required to comply with any requirement that may be adopted by the Public Company Accounting Oversight Board (“PCAOB”) regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements;
•	reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements; and
•	exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

We could be an emerging growth company until the last day of the fiscal year following November 22, 2026, the fifth anniversary of the closing of Mana’s initial public offering, or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1,235,000,000, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would require, among other things, that we have been a public company for at least 12 months and would occur at the end of the fiscal year during which the market value of our common stock held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three-year period. Under Section 107(b) of the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards until such time as those standards apply to private companies.

Because we have elected to take advantage of certain reduced disclosure obligations and may elect to take advantage of other reduced reporting requirements in future filings, the information that we provide to our stockholders may be different than you might receive from other public reporting companies in which you hold equity interests.

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 PROPOSAL NO. 1
(the “Election of Directors Proposal”)

ELECTION OF SEVEN DIRECTOR NOMINEES TO SERVE AS DIRECTORS FOR
THE ONE YEAR TERM EXPIRING AT THE 2024 ANNUAL MEETING

General

Our Third Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) provides for the annual election of directors. As a result, each member of our Board of Directors will be elected each year.

On the recommendation of the nominating and corporate governance committee of our Board of Directors, our Board, including its independent directors, selected and approved as nominees for election as directors, being elected at the Annual Meeting, each to serve for a term of one year, expiring at the 2024 annual meeting of the stockholders or until his or her successor is duly appointed or elected and qualified or until his or her earlier death, resignation or removal. We are not aware of any arrangements or understandings between the director nominees and any other person pursuant to which such persons were selected as a director nominee.

Each of Warren Hosseinion, M.D., Meeshanthini V. Dogan, Ph.D., Robert Philibert, M.D., Ph.D., James Intrater, Stanley K. Lau, M.D. and Oded Levy currently serves as a member of our Board of Directors. Brandon Sim, the seventh director on our Board of Directors, is not standing for reelection, and his term will expire at the conclusion of this Annual Meeting. In his place, our Nominating and Corporate Governance Committee has recommended, and the full Board of Directors has nominated, Paul F. Burton, JD, MBA to serve as a member of the Board for the next year. All of the nominees have agreed to serve if elected. If so instructed, the proxy holders will vote the proxies received by them FOR the nominees. We thank Mr. Sim for his service as a member of the Board in the year in which we transitioned to becoming an operating company and for his support of our company.

Vote Required

Directors are elected by a plurality of the votes cast at the Annual Meeting and any postponements or adjournments thereof, with the nominees receiving the seven highest vote totals being elected to serve as our directors for the coming year.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR the election of the director nominees, Paul F. Burton, JD, MBA, Meeshanthini V. Dogan, Ph.D., Warren Hosseinion, M.D., James Intrater, Stanley K. Lau, M.D., Oded Levy and Robert Philibert, M.D., Ph.D. If so instructed, the proxy holders will vote the proxies received by them FOR the election of all the director nominees. A proxy cannot be voted for a greater number of persons than seven. Cumulative voting is not available for the election of directors.

Directors and Nominees

The following table and biographical information sets forth certain information about director nominees Paul F. Burton, JD, MBA, Meeshanthini V. Dogan, Ph.D., Warren Hosseinion, M.D., James Intrater, Stanley K. Lau, M.D., Oded Levy and Robert Philibert, M.D., Ph.D. Such information is current as of October 26, 2023. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such director should be nominated to serve on our Board of Directors in light of our business. Other than Meeshanthini Dogan and Timur Dogan, our Chief Technology Officer, who are wife and husband, there are no family relationships among our executive officers and directors.

Mana Capital Acquisition Corp. was formed on May 19, 2021 under the laws of the State of Delaware as a blank check company for the purpose of engaging in a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, with one or more target businesses or entities. October 25, 2022, we consummated a business combination with Cardio Diagnostics, Inc (“Legacy Cardio”) and Mana Merger Sub, Inc. (the “Business Combination”). As a result of the Business Combination, Merger Sub merged with and into Legacy Cardio, with Legacy Cardio continuing as the surviving corporation, resulting in Legacy Cardio becoming our wholly-owned subsidiary. In connection therewith, we changed our name to Cardio Diagnostics Holdings, Inc. Each of our current directors and director nominees has been a director of our Company since the closing of the Business Combination, other than Mr. Burton, who is standing for election to our Board for the first time at the Annual Meeting.

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Information Regarding Director Nominees

The information set forth below as to the directors and director nominees has been furnished to us by the directors and nominees for directors. We have omitted the biographical information for Brandon Sim, who is not standing for reelection. His biographical information can be found in our Annual Report on Form 10-K, which we filed on March 31, 2023.

Name	Age	Position
Executive Officers/Directors
Meeshanthini V. Dogan, PhD	35	Chief Executive Officer and Director
Robert Philibert, M.D. PhD	62	Chief Medical Officer and Director
Non-Employee Directors
Warren Hosseinion, M.D.	51	Non-Executive Chairman
James Intrater	59	Director
Stanley K. Lau, M.D.	67	Director
Oded Levy	64	Director
Paul F. Burton, JD, MBA	56	Director Nominee

Executive Officer/Director Nominees

Meeshanthini V. Dogan has served as our Chief Executive Officer and a director since the inception of Legacy Cardio. Together with Dr. Philibert, she is the Co-Founder of Legacy Cardio, with over 12 years’ experience in bridging medicine, engineering and artificial intelligence towards building solutions to fulfill unmet clinical needs such as in cardiovascular disease prevention. Coming from a family with a two-generation history of heart disease and having worked for an extensive time interacting with those affected by heart disease, she understands the pain points and founded Legacy Cardio to help prevent others from experiencing its devastating impacts. Dr. Dogan is a pioneer in artificial intelligence/machine learning-driven integrated genetic-epigenetic approaches, which includes highly cited publications, and platform presentations at the American Heart Association and American Society of Human Genetics. She co-invented the Integrated Genetic-Epigenetic Engine™ of Cardio Diagnostics covered by a diverse IP portfolio, including granted and pending patents. In 2017, Dr. Dogan founded Legacy Cardio to commercialize this technology through a series of clinical tests towards making heart disease prevention and early detection more accessible, personalized and precise. Under her leadership, Legacy Cardio has introduced two clinical tests, has received multiple prestigious awards, including One To Watch award in 2020 by Nature and Merck and Fast Company’s Next Big Things in Tech in 2022, has worked its way to become a technology leader in cardiovascular diagnostics, introduced its first product for marketing testing in January 2021, secured both dilutive and non-dilutive funding and key relationships with world renowned healthcare organizations and key opinion leaders. Dr. Dogan holds a PhD degree in Biomedical Engineering and BSE/MS degrees in Chemical Engineering from University of Iowa. She was named FLIK Woman Entrepreneur to Watch in 2021. We believe that, as a co-founder of our Company and co-inventor of our Company’s key technologies and products, as well as her leadership skills, Dr. Dogan is uniquely positioned to bring unmatched experience and insights into the boardroom and to the daily operations of our Company.

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Robert Philibert has served as our Chief Medical Officer and as a director since inception of Legacy Cardio. Together with Dr. Dogan, he is a co-founder of Legacy Cardio. Dr. Philibert graduated from the University of Iowa Medical Scientist Training Program and completed a residency in Psychiatry at the University of Iowa. Between 1993 and 1998, he completed a Pharmacology Research Training Program (“PRAT”) Fellowship and a Staff Fellowship at the National Institutes of Health while also serving in the United States Uniformed Public Health Service. In late 1998, he returned to the University of Iowa where he now is a Professor of Psychiatry, with joint appointments in Neuroscience, Molecular Medicine and Biomedical Engineering. He has published over 170 peer reviewed manuscripts and is the recipient of numerous NIH grant awards and both national and international patents for his pioneering work in epigenetics. In particular, he is credited with discovering the epigenetic signatures for cigarette and alcohol consumption. In 2009, he founded Behavioral Diagnostics, LLC, a leading provider of epigenetic testing services which has introduced two epigenetic tests, Smoke Signature© and Alcohol Signature™ to the commercial market. Simultaneously, he has licensed related non-core technologies to manufacturing partners while developing an ecosystem of key complementary service providers in the clinical diagnostics space. With his decades of medical scientific study and practice and extensive academic background, having co-founded our Company and having pioneered critical aspects of our technology, Dr. Philibert brings to our board of directors invaluable background and expertise.

Non-Employee Director Nominees

Warren Hosseinion, M.D. has served as the Company’s Non-Executive Chairman of the Board since the consummation of the Business Combination in October 2022. He was Legacy Cardio’s Non-Executive Chairman of the Board since May 2022 and was on Legacy Cardio’s Board of Directors since November 2020. In March 2021, Cardio and Dr. Hosseinion entered into a consulting agreement under which he was retained to provide services in connection with a potential merger transaction. He is also currently the President and a director of Nutex Health, Inc. (“Nutex”), positions he has held since April 2022. Dr. Hosseinion is a Co-Founder of Apollo Medical Holdings, Inc. and served as a member of the Board of Directors of Apollo Medical Holdings, Inc. (“Apollo Med”) since July 2008, the Chief Executive Officer of Apollo Medical Holdings, Inc. from July 2008 to December 2017, and the Co-Chief Executive Officer of Apollo Medical Holdings, Inc. from December 2017 to March 2019. In 2001, Dr. Hosseinion co-founded ApolloMed. Dr. Hosseinion received his B.S. in Biology from the University of San Francisco, his M.S. in Physiology and Biophysics from the Georgetown University Graduate School of Arts and Sciences, his Medical Degree from the Georgetown University School of Medicine and completed his residency in internal medicine from the Los Angeles County-University of Southern California Medical Center. Dr. Hosseinion’s experience as a physician, along with his background at ApolloMed and Nutex, brings our Board and our Company a depth of understanding of physician culture and the healthcare market, as well as a strong knowledge of the public markets.

James Intrater was designated by Mana to serve as a director in connection with the Business Combination, and he began his term upon closing of that transaction in October 2022. Mr. Intrater is a senior materials and process engineer with over 35 years of professional experience. He has worked in both commercial product development and on Federal R&D projects, including work for NASA, the U.S. Department of Defense, and the U.S. Department of Energy. Since June 2014, Mr. Intrater has served as the president of IntraMont Technologies, a consumer health products development company. In addition, since May 2020, he has also provided engineering consultancy services for Falcon AI, a private investment firm to evaluate potential portfolio investments. Mr. Intrater has published numerous technical works and reports for various agencies of the federal government and in technical journals and is listed as holder or co-holder of five patents, with another patent pending. Mr. Intrater received his Master of Science in Metallurgical Engineering from the University of Tennessee and a Bachelor of Sciences in Ceramic Engineering from Rutgers University - College of Engineering. Mr. Intrater was selected by Mana to serve as a member of our board of directors due to his significant experience developing healthcare-related products as well as products in other industries.

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Stanley K. Lau, M.D. has served as a member of the Company’s Board of Directors since consummation of the Business Combination in October 2022. In September 2006, Dr. Lau founded Synergy Imaging Center, San Gabriel, California, where he has held the position of Medical Director since inception. In addition, since November 1997, Dr. Lau has been affiliated with the Southern California Heart Centers, San Gabriel, California, which he founded. Earlier in his professional career, from November 1996 to November 1997, Dr. Lau served as an Assistant Professor in Cardiology at Texas Tech University, and from August 1995 to November 1996, he provided cardiovascular consulting services at Chandra Cardiovascular Consultant, PC, Sioux City, Iowa. Dr. Lau has the following clinical appointments at the Garfield Medical Center, Monterey Park, California: Director, Cardiac Structural Heart Program, Chairman of the Cardiovascular Committee, member of the Board of Directors, Los Angeles County certified ST-Elevation Myocardial Infarction (STEM) Program Director and Director of the Cardiac Catheterization Lab. Dr. Lau received his M.B.B.S (Bachelor of Medicine and Bachelor of Surgery) in 1984 from the University of New South Wales School of Medicine, Sydney, Australia. He received further training at the University of Southern California, specializing in diagnostic cardiac catheterization, coronary angioplasty, coronary artery stenting, intervascular ultrasound, renal and peripheral diagnostic angiograms and pacemaker implantation. He is board certified in interventional cardiology, cardiovascular disease, internal medicine, certification board of cardiovascular computer tomography, echocardiography subspecialty, acute critical care echocardiography subspecialty, nuclear cardiology subspecialty and is board certified as a hypertension specialist. He also extensive experience in coronary CT Angiogram and Cardiac MRI. He has a level III (highest) Certification in CCTA by the Society of Cardiovascular Computed Tomography and a Level II Certification in Cardiac MR by the Society of Cardiovascular Magnetic Resonance, in addition to being board certified in Cardiovascular Disease, Internal Medicine, Echocardiography, Nuclear Cardiology and as a Hypertension Specialist. Dr. Lau also founded the structured heart program at Garfield Medical Center, recently implementing the TAVR program in 2017. Dr. Lau received his medical degree from the University of New South Wales School of Medicine in Sydney, Australia, and completed his Residency in Internal Medicine, Fellowship in Cardiology and Fellowship in Interventional Cardiology at the University of Southern California. Dr. Lau was selected to serve on our board of directors due to his extensive academic and clinical experience in internal medicine and cardiology.

Oded Levy has served as a member of the Company’s Board of Directors since consummation of the Business Combination in October 2022. He is the founder, president and managing partner of Blue Ox Healthcare Partners, (“Blue Ox”) a private equity firm based in New York City that invests growth capital in commercial-stage healthcare companies, with a focus on companies involved in precision health. Mr. Levy has over 30 years of experience in specialized healthcare investing in private equity, capital markets and asset management. He co-founded Blue Ox in 2009, leads origination and structuring of the firm’s investments, and chairs the Investment Committee. Prior to Blue Ox, he was a principal at Oracle Partners, LP, a private investment firm specializing in public securities investing and merchant banking in the healthcare, bioscience and related industries. Previously, he was Head Trader and a member of the Executive Committee at Genesis Merchant Group Securities (“GMGS”), a San Francisco-based investment bank. Mr. Levy was also Senior Vice President of Investments at Bering Holdings, Inc., the investment arm of publicly traded MAXXAM, Inc. He began his career in 1987 as a corporate finance analyst at Bear, Stearns & Co. Inc. Mr. Levy previously served on the boards of former Blue Ox investments, MedSave USA, as Executive Chairman, Delphi Behavioral Health Group and Infinity Funding. He holds an MBA in Finance and International Business and a BS in Computer and Information Systems from New York University. Mr. Levy was selected to serve on the board of directors due to his significant experience managing and investing in healthcare companies.

Paul F. Burton has been nominated by our Board of Directors to serve as a director for the upcoming year. Since May 2021, Mr. Burton has served as the Managing Partner, of 2Flo Ventures, a start-up studio and early-stage healthcare investor. Through 2Flo Ventures, he provides strategic and financial advice to healthcare companies. In 2010, he founded and continues to serve as Managing Principal of Burton Advisory, Inc., which provides strategic and financial advice to healthcare companies, drawing from over 20 years of experience in corporate finance and strategic advisory services. In connection therewith, since December 2018, Mr. Burton has been the Chief Executive Officer of Akan Biosciences, a biotech start-up company developing regenerative medicinal therapeutics. From 2019 he also has been serving as the Chief Financial Officer of Temprian Therapeutics. From 2019 through 2022 he served as the fractional CFO for both Cancer IQ and 4D Healthware. From 2019 through 2022, Mr. Burton was also an Entrepreneur in Residence at Northwestern University, supporting students and faculty with healthcare-oriented commercialization projects. Previously, he was the Chief Executive Officer of ResQ Pharma, Inc.. In 2013 he co-founded Vivacelle Bio, Inc., where he served as Chief Financial Officer and a member of its board of directors. Mr. Burton currently serves as a member of the Chicago Biomedical Consortium’s VC Advisory Committee, as a member of MATTER, a Chicago-based healthcare incubator, and the Bunker Labs, an incubator started in Chicago for U.S. military veterans. He also is a member of the Board of Directors of Millennium Beacon, a healthcare incubator based on the southside of Chicago, seeking to serve overlooked populations. Prior thereto, Mr. Burton worked as an investment banking associate at Salomon Brothers (now Citigroup Corporate & Investment Bank). He also served as a United States Regular Army Commissioned Officer (Infantry). Mr. Burton earned his JD and MBA from the University of Illinois at Urbana-Champaign and earned two Bachelor’s Degrees from the University of Illinois at Chicago. He currently serves on the Board of Trustees of the Ravinia Festival, an internationally-renowned, not-for-profit music festival. Mr. Burton was nominated due to his extensive experience in the working of numerous capacities with early-stage healthcare companies as well as his corporate finance background, both of which are areas of expertise we believe will bring invaluable insights to the Cardio boardroom.

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BOARD MATTERS AND CORPORATE GOVERNANCE

We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of this corporate governance include:

•	we have independent director representation on our audit, compensation, nominating and compliance committees, and our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors;
•	at least one of our directors qualifies as an “audit committee financial expert” as defined by the SEC; and
•	we have begun to and will continue to implement a range of other corporate governance best practices, including implementing a robust director education program.

Leadership Structure of the Board

The roles of our Executive Chairman and our Chief Executive Officer have been separated. We believe that this is appropriate under current circumstances because it allows management to make the operating decisions necessary to manage the business, while separating out oversight function of the Board and operating decisions. We feel that this has provided an appropriate balance of operational focus, flexibility and oversight. We do not separately have a lead independent director. Currently, Dr. Hosseinion serves as Non-executive Chairman of the Board, participates in setting the agenda of Board and committee meetings, facilitating communications among members of the Board and management, and maintaining the focus and punctuality of Board and committee meetings. Dr Hosseinion also currently leads the efforts in evaluating our Chief Executive Officer and in succession planning, considering Board committee membership and leadership. He will be presiding at this Annual Meeting.

Affirmative Determinations Regarding Director and Nominee Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Mr. Burton, Mr. Intrater, Dr. Lau and Mr. Levy are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules.

Background and Experience of Directors

Our nominating and corporate governance committee is responsible for, among other things, identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors, overseeing succession planning for our Chief Executive Officer and other executive officers, periodically reviewing our board of directors’ leadership structure and recommending any proposed changes to our board of directors, overseeing an annual evaluation of the effectiveness of our board of directors and its committees, and developing and recommending to our Board of Directors a set of corporate governance guidelines.

Board Diversity

We are dedicated to maintaining an environment where everyone feels valued, and we celebrate both the differences and similarities among our people. We also believe that diversity in all areas, including cultural background, experience and thought, is essential in making our Company stronger.

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Our Nominating and Governance Committee and Board seek to achieve a mix of directors that represents a diversity of attributes, background, experiences (including experience with businesses and other organizations of a comparable complexity), perspectives and skills, including with respect to differences in customs, culture, international background, thought, generational views, race, gender, ethnicity and specialized professional experience. Going forward, at least annually and when Board vacancies arise, our Nominating and Governance Committee and Board will review the qualifications, judgment, attributes, background, experiences, perspectives and skills of each director and any director candidate and the interplay of such director’s and director candidate’s qualifications, judgment, attributes, background, experiences, perspectives and skills with the Board as a whole.

The following Board Diversity Matrix sets forth gender and demographic information of our current Board members in accordance with Nasdaq Listing Rule 5606, as self-reported by our Board members in October 2023. This matrix is intended to provide a summary of certain aspects of the diversity of our Board and demonstrates that our Board has at least one qualified female director and at least one qualified underrepresented minority director. Additional details on each director’s experience, qualifications, skills and attributes are set forth in their biographies above. This Board Diversity Matrix will change as of the conclusion of the Annual Meeting, with Mr. Sim leaving the Board and Mr. Burton joining the Board, if he is elected. In such case, there will be one Asian Board member and one African American Board member. All other parameters will remain as set forth in the follow Board Diversity Matrix.

Board Diversity Matrix (as of October 26, 2023)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	0	0
Part II: Demographic Background*
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	1	2	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+			0
Did Not Disclose Demographic Background			0

___________

* Directors who identify as Middle Eastern: 1

Risk Oversight Function of the Board

The Board has allocated responsibilities for overseeing risk associated with the Company’s business among the Board as a whole and the committees of the Board. In performing its risk oversight function, the Board is responsible for overseeing management’s development and execution of appropriate business strategies to mitigate the risk that such strategies will fail to generate long-term value for the Company and its stockholders or that such strategies will motivate management to take excessive risks. The Board periodically reviews information regarding the Company’s financial, operational, and strategic risks, including macroeconomic risks.

Each of the three committees of the Board is responsible for overseeing the management of risks that fall within the committee’s areas of responsibility, including identifying, quantifying, and assisting management in mitigating risks. In performing this function, each committee has full access to management, as well as the ability to engage advisors. As set forth in our Bylaws, the Audit Committee is responsible for managing the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures. In addition, the Audit Committee is responsible for addressing risks associated with related party transactions and concerns and complaints related to accounting and auditing matters. The Audit Committee provides regular updates to the entire Board. The Compensation Committee is responsible for overseeing the risk management related to the Company’s compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and overall effectiveness of the organization of the Board.

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Attendance at Meetings

The Board oversees the Company’s business. It establishes overall policies and standards and reviews the performance of management. From the date of the Business Combination through December 31, 2022, the Board held one meeting. Each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which they served held during the period for which they were a director or committee member.

The independent directors meet from time to time in executive session without non-independent directors or management present at most regularly scheduled Board meetings or more often as determined appropriate by the independent directors.

Our Board of Directors and each of the board committees also acted by way of various unanimous written consents during the year ended December 31, 2022. In addition, the audit committee and the Board of Directors met, at times, without management present in executive session.

Although we do not have a formal policy regarding attendance by members of our Board of Directors at our Annual Meeting of Stockholders, we encourage our directors to attend. We anticipate that some of our directors will attend the Annual Meeting in 2023.

Board Committees

Our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Our Board of Directors may also establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. As set forth below, Brandon Sim currently serves on the Audit Committee and the Nominating and Corporate Governance Committee. If elected at this Annual Meeting, it is anticipated that Paul F. Burton will replace Mr. Sim on both of those committees.

Our chief executive officer and other executive officers regularly report to the non-executive directors and the audit, the compensation and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls.

Each of our standing committees operates under a written charter. A copy of each charter may be found under the heading “Corporate Governance” in the “Investor Relations” section of our website at wwwcardiodiagnosticsinc.com. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

The following table provides membership information for the current composition of these committees:

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
James Intrater	X	X	X
Stanley K. Lau, M.D.		Chair	X
Oded Levy	Chair	X
Brandon Sim	X		Chair

 Audit Committee

The Board has an audit committee consisting of James Intrater, Oded Levy and Brandon Sim, with Mr. Levy serving as the chair of the committee. The Board has determined that each member of the audit committee qualifies as an independent director under the independence requirements of the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and Nasdaq listing requirements. Our Board has determined that Mr. Levy qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K, and that he possesses financial sophistication, as defined under the rules of Nasdaq.

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The audit committee’s responsibilities include, among other things:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our Annual Report on Form 10-K for each fiscal year;
•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;
•	reviewing and approving any annual or long-term incentive cash bonus or equity or other incentive plans in which our executive officers may participate;
•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and
•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Compensation Committee

The Board has a compensation committee consisting of James Intrater, Stanley Lau and Oded Levy with Dr. Lau serving as chair of the committee. The Board has determined that each member of the compensation committee qualifies as an independent director under the independence requirements of the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and Nasdaq listing requirements.

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The compensation committee’s responsibilities include, among other things:

•	establishing, reviewing, and approving our overall executive compensation philosophy and policies;
•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;
•	reviewing and approving the compensation of all of our other executive officers;
•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses;
•	reviewing our executive compensation policies and plans;
•	receiving and evaluating performance target goals for the senior officers and employees (other than executive officers) and reviewing periodic reports from the Chief Executive Officer as to the performance and compensation of such senior officers and employees;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	reviewing and approving any annual or long-term incentive cash bonus or equity or other incentive plans in which our executive officers may participate;
•	reviewing and approving for our Chief Executive Officer and other executive officers any employment agreements, severance arrangements and change in control agreements or provisions;
•	reviewing and discussing with management the Compensation Discussion and Analysis set forth in Securities and Exchange Commission Regulation S-K, Item 402, if required, and, based on such review and discussion, determine whether to recommend to the Board that the Compensation Discussion and Analysis be included in our annual report or proxy statement provided for the annual meeting of stockholders;
•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;
•	if required, producing a report on executive compensation to be included in our annual proxy statement;
•	if required, reviewing and recommending to the Board for approval the frequency with which we will conduct Say-on-Pay Votes, taking into account the results of the most recent stockholder advisory vote on frequency of Say-on-Pay Votes required by Section 14A of the Exchange Act, and reviewing and recommending to the Board for approval the proposals regarding the Say-on-Pay Vote and the frequency of the Say-on-Pay Vote to be included in our proxy statements filed with the SEC;
•	conducting an annual performance evaluation of the committee; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

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Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the compensation committee of the board of directors (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors.

Nominating and Corporate Governance Committee

The Board has a nominating and corporate governance committee consisting of James Intrater, Stanley Lau and Brandon Sim, with Mr. Sim serving as chair of the committee. The Board has determined that each member of the nominating and corporate governance committee qualifies as an independent director under the independence requirements of the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and Nasdaq listing requirements.

The nominating and corporate governance committee’s responsibilities include, among other things:

•	review and assess and make recommendations to the board of directors regarding desired qualifications, expertise and characteristics sought of board members;
•	identify, evaluate, select or make recommendations to the board of directors regarding nominees for election to the board of directors;
•	develop policies and procedures for considering stockholder nominees for election to the board of directors;
•	review the Company’s succession planning process for Company’s Chief Executive Officer and assist in evaluating potential successors to the Chief Executive Officer;
•	review and make recommendations to the board of directors regarding the composition, organization and governance of the board and its committees;
•	review and make recommendations to the board of directors regarding corporate governance guidelines and corporate governance framework;
•	oversee director orientation for new directors and continuing education for directors;
•	oversee the evaluation of the performance of the board of directors and its committees;
•	review and monitor compliance with the Company’s code of business conduct and ethics; and
•	administer policies and procedures for communications with the non-management members of the Company’s Board of Directors.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;
•	should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and
•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

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The nominating and governance committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board of Directors. The nominating and governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating and governance committee does not distinguish among nominees recommended by stockholders and other persons.

Stockholder Communications with the Board of Directors

The Board has a process for stockholders and others to send communications to the Board or any director. All such communications should be sent by mail addressed to the Board or any particular director at c/o Corporate Secretary, Cardio Diagnostics Holdings, Inc., 311 West Superior Street, Suite 444, Chicago, IL 60654. All appropriate communications received by the Company’s Corporate Secretary will be sent directly to the Board or the director. The Board also communicates with stockholders and other stakeholders through various media, including the Company’s annual report and SEC filings, proxy statement, news releases and website.

Code of Ethics

We have adopted a written code of business conduct and ethics that applies to our principal executive officer, principal financial or accounting officer or person serving similar functions and all of our other employees and members of our board of directors. The code of ethics codifies the business and ethical principles that govern all aspects of our business. Our Code of Business Conduct and Ethics may be found under the heading “Corporate Governance” in the “Investor Relations” section of our website at wwwcardiodiagnosticsinc.com. In addition, we intend to post on our website all disclosures that are required by law or listing rules of the Nasdaq Stock Market concerning any amendments to, or waivers from, any provision of our Code of Business Conduct and Ethics. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

Compensation Recovery (“Clawback”) Policy

Effective October 2, 2023, we adopted a compensation recovery policy (the “Clawback Policy”), which provides that if we are required to prepare an accounting restatement due to any material non-compliance with financial reporting requirements under the federal securities laws, then the Board or a duly established committee thereof may require certain officers, including our executive officers named in the Summary Compensation Table presented later in this proxy statement (our “NEOs”), to repay or forfeit any “excess compensation” in the event it finds, in its sole discretion, that the executive officer contributed to the circumstances requiring the restatement and that it involved either (a) intentional misconduct or an intentional violation of any of the Company’s rules or applicable legal or regulatory requirements or (b) fraud. “Excess compensation” refers to the pre-tax amount in excess of what would have been paid to the executive officer under the accounting restatement of any incentive-based compensation that is granted, earned or vested based on the attainment of a performance measure during the three-year period preceding the date on which we are required to prepare such accounting restatement. The Clawback Policy applies to incentive-based compensation granted after the adoption of this policy.

Prohibition on Hedging or Pledging of Company Stock

Our policy against insider trading prohibits employees, officers and directors from engaging in any speculative or hedging transactions in our securities. We prohibit transactions such as puts, calls, swaps, forward sale contracts, and other derivatives or similar arrangements or instruments designed to hedge or offset decreases in the market value of our securities. No employee, officer or director may engage in short sales of our securities, hold our securities in a margin account, purchase shares of our stock on margin or pledge our securities as collateral for a loan. Our Securities Trading Policy is posted on our website and may be found under the heading “Corporate Governance” in the “Investor Relations” section of our website at wwwcardiodiagnosticsinc.com.

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PROPOSAL NO. 2
(the “Reverse Stock Split Proposal”)

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT
THE REVERSE STOCK SPLIT

Background and Proposed Amendment

Our Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) currently authorizes us to issue a total of 300,000,000 shares of common stock, par value $0.00001 per share (the “Common Stock”), and up to 100,000,000 shares of preferred stock, par value $0.0001 per share, of the Company (the “Preferred Stock”), in one or more series, and expressly authorizes the Board of Directors (the “Board”), subject to limitations prescribed by law, to establish and fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations and restrictions of the shares of such series.

On October 12, 2023, subject to stockholder approval, the Board approved an amendment to our Certificate of Incorporation to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of between 1-for-5 and 1-for-40, with the exact ratio to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirement of at least $1.00 per share (the “Minimum Bid Price Requirement”) for continued listing on The Nasdaq Capital Market. We believe that proposing a range for the Reverse Stock Split provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 40 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split and the specific split ratio would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but in no event later than the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at this Annual Meeting or any postponement or adjournments thereof. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will adopt resolutions establishing the final ratio for the Reverse Stock Split. We will notify Nasdaq of our intention to effect the Reverse Stock Split in accordance with then-current regulations applicable thereto and will provide public notice of the reverse stock split prior to the proposed market effective date. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split is included as Annex A to this proxy statement (the “Reverse Stock Split Certificate of Incorporation Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Certificate of Incorporation Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing. The Board has determined that the Reverse Stock Split Proposal is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at this Annual Meeting and any postponements or adjournments thereof.

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Reasons for the Reverse Stock Split

Maintain Nasdaq Listing

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the Minimum Bid Price Requirement for continued listing on The Nasdaq Capital Market. Failure to do so could result in our Common Stock being delisted from Nasdaq. Accordingly, we believe that the Reverse Stock Split Proposal is in our stockholders’ best interests.

On September 21, 2023, the Company received a notification letter from the Listing Qualifications Department of Nasdaq notifying the Company that, because the closing bid price for the Company’s Common Stock listed on The Nasdaq Capital Market was below $1.00 for 30 consecutive trading days, the Company no longer met the Minimum Bid Price Requirement.

In accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), the Company had a period of 180 calendar days from September 21, 2023, or until March 19, 2024, to regain compliance with the Minimum Bid Price Requirement.

If we fail to regain compliance with the Minimum Bid Price Requirement on or before March 19, 2024 but meet all of the other applicable standards for initial listing on The Nasdaq Capital Market with the exception of the minimum bid price, may be granted 180 additional days to regain compliance, or until September 15, 2024. To qualify, we are required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and we need to provide written notice of our intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. The Board currently intends to effect the Reverse Stock Split on or before March 19, 2024, or such later date that Nasdaq determines, in order to regain compliance with the Minimum Bid Price Requirement.

We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy the Minimum Bid Price Requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.

Potential Increased Interest from New Investors

We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock.

The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

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The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and that it will improve the likelihood that we will be allowed to maintain our listing on The Nasdaq Capital Market. Accordingly, our Board approved the Reverse Stock Split as being advisable and in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors that may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” that may be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Certificate of Incorporation Amendment to, among other things, facilitate the continued listing of our Common Stock on The Nasdaq Capital Market by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share Minimum Bid Price Requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from The Nasdaq Capital Market.

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Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of an amendment that gives the Board the discretion to implement a reverse stock split at a ratio of between 1-for-5 and 1-for-40 for the potential Reverse Stock Split is advisable and in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that of the proposed Reverse Stock Split range provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-40. We will publicly announce the chosen ratio at least five business days prior to the effectiveness of the Reverse Stock Split, and the Reverse Stock Split will be implemented by the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at this Annual Meeting or any postponements or adjournments thereof, if at all.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;
•	the per share price of our Common Stock immediately prior to the Reverse Stock Split;
•	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;
•	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;
•	prevailing market conditions;
•	general economic conditions in our industry; and
•	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all on or prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at this Annual Meeting or any postponements or adjournments thereof. The Board currently intends to effect the Reverse Stock Split on or before March 19, 2024, or such later date that Nasdaq determines, in order to regain compliance with the Minimum Bid Price Requirement. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from The Nasdaq Capital Market for other reasons.

If our stockholders approve the Reverse Stock Split Proposal at this Annual Meeting or any postponements or adjournments thereof, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is advisable and in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at this Annual Meeting or any postponements or adjournments thereof, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Certificate of Incorporation Amendment will be abandoned.

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The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock by a Reverse Stock Split ratio of between 1-for-5 and 1-for-40. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in our Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights, powers and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.00001.

For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-5, 1-for-25 or 1-for-40, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 3,750,735 shares, 750,147 shares and 468,841 shares, respectively.

We are currently authorized to issue a maximum of 300,000,000 shares of our Common Stock. As of the record date, there were 18,753,678 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate.

Effect on Equity Compensation Plan, Outstanding Options and RSUs

If the Reverse Stock Split is approved and effected, the total number of shares of common stock reserved for issuance under the Cardio Diagnostics Holdings, Inc. 2022 Equity Incentive Plan (the “Incentive Plan”) would be reduced in proportion to the ratio selected by our Board. As of October 26, 2023, there were a total of (i) 3,256,383 shares of common stock reserved for issuance upon the exercise of stock options and the settlement of restricted stock units (“RSUs”) outstanding under the Incentive Plan, and (ii) 404,968 shares remained available for future awards under our Incentive Plan. Following the Reverse Stock Split, if any, such reserves would be reduced to between approximately 40,993 and approximately 10,124 shares that would be available for future grants and awards under our Incentive Plan, depending on the reverse stock split ratio fixed by the Board of Directors within the range approved by our stockholders and without taking into account the evergreen increase in the number of shares available for future issuance that may be added to the Incentive Plan in January 2024.

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Under the terms of our outstanding options and RSUs, the Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise or settlement, as applicable, of such options and RSUs in the same ratio of the Reverse Stock Split and, correspondingly, would proportionately increase the exercise price of such options. The number of shares of common stock issuable upon exercise or settlement of outstanding options and RSUs and the exercise or purchase price related thereto, as applicable, would be equitably adjusted in accordance with the terms of the Equity Plan, which may include rounding the number of shares of Common Stock issuable to the nearest whole share.

Effect on Common Stock Warrants

If the Reverse Stock Split is effected, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of our outstanding warrants. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise or conversion, and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the final ratio determined by the Board, subject to our treatment of fractional shares.

Effect on Possible Future Financing Transaction (Proposal No. 3)

If approved by our stockholders, the Issuance Proposal set forth below will give us the ability to conduct one or more non-public capital raising transactions in which we will seek to raise an as-yet undetermined amount of money on as-yet undetermined terms. The Issuance Proposal, if approved, will allow us to raise up to $10.0 million through the sale of no greater than 50.0 million pre-reverse stock split shares of our Common Stock (or securities convertible into or exercisable for Common Stock) at a discount from the then-current fair market value of the Common Stock of no more than 25%. As made clear in Proposal No. 3, and if the Reverse Stock Split Proposal is approved, the aggregate dollar amount we could raise will remain capped at $10.0 million, but the number of shares of Common Stock (or shares of Common Stock issuable upon conversion or exercise of securities sold in the future capital raising transaction or series or transactions) and the price at which our securities will be sold (based on a maximum discount of no more than 25%) will be adjusted to reflect the impact of the Reverse Stock Split. The number of shares, the aggregate dollar amount of a possible future financing and the percentage discount set forth above are maximum figures. The exact terms of any offering, or series of offerings, will be determined by our Board of Directors within the above-stated limitations.

Potential Anti-Takeover Effect

The Reverse Stock Split would result in an increase in the proportion of authorized but unissued shares of common stock relative to our outstanding shares, which could be construed as having an anti-takeover effect. Our Board has not proposed the Reverse Stock Split with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance as a result of the Reverse Stock Split could, under certain circumstances, discourage or make more difficult efforts to obtain control of our Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions consistent with its fiduciary duties.

Effects of the Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue and the par value of our capital stock will not be affected by the Reverse Stock Split.

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Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be

•	rounded up or down, as applicable, to the nearest whole share of Common Stock after all of the fractional interests of a holder have been aggregated, if such shares of Common Stock are held directly; or
•	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Incentive Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Reservation of Right to Abandon the Reverse Stock Split Proposal

The Board of Directors reserves the right to abandon the Reverse Stock Split Proposal without further action by our stockholders at any time before it is made effective by filing the Reverse Stock Split Certificate of Incorporation Amendment, even if stockholders approve such amendment at the Annual Meeting. By voting in favor of the Reverse Stock Split Proposal, stockholders are also expressly authorizing the board of directors to determine not to proceed with, and abandon, the Reverse Stock Split Proposal if it should so decide.

Interests of Directors and Executive Officers

Certain of our officers and directors have an interest in the Reverse Stock Split Proposal as a result of their ownership of shares of Common Stock. However, we do not believe that our officers or directors have interests in the Reverse Stock Split Proposal that are different than or greater than those of any of our other stockholders.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Certificate of Incorporation Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when (prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at this Annual Meeting or any postponements or adjournments thereof, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Certificate of Incorporation Amendment will be abandoned) to amend our Certificate of Incorporation to effect the Reverse Stock Split.

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, the Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to the Transfer Agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

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STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal laws or regulations with respect to either seeking stockholder approval or effecting the Reverse Stock Split.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.00001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury, if any, will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”) and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

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As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	a citizen or resident of the United States;
•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Vote Required

In order to approve the Reverse Stock Split Proposal, assuming that a quorum is present at the Annual Meeting, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on the Reverse Stock Split Proposal is required for the proposal to pass. Neither the failure to vote on the Reverse Stock Split Proposal nor an abstention will have an effect on the outcome. A vote on this proposal will be considered a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Board Recommendation

The Board unanimously recommends a vote “FOR” the Reverse Stock Split Proposal.

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PROPOSAL NO. 3
(the “Issuance Proposal”)

Approval of the Future Issuance of Shares of our Common Stock
and/or Securities Convertible into or Exercisable for our Common Stock
Equal to 20% or more of our Common Stock Outstanding in One or More Non-
public Transactions as Required by, and in Accordance with, Nasdaq Marketplace Listing Rule 5635(d)

At the Annual Meeting, our stockholders will be asked to approve, pursuant to Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”), the issuance of our Common Stock (and/or securities convertible into or exercisable for our Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance in one or more non-public transactions.

Stockholder Approval Requirement

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock and/or securities convertible into or exercisable for common stock equal to 20% or more of the Common Stock outstanding before the issuance at a price less than the “Minimum Price.” Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances. The “Minimum Price” is the lower of: (i) the Nasdaq Official Closing Price of the common stock (“NOCP”); or (ii) the average NOCP for the five trading days, in either case immediately preceding the signing of a binding agreement.

We need to raise additional capital to maintain our operations and meet our short-term liquidity requirements. If we cannot raise additional capital and satisfy our near-term debt obligations, there is substantial doubt about our ability to continue as a going concern. We continue to consider all strategic alternatives, including restructuring or refinancing of our debt, seeking additional debt or equity capital, disposing of assets, other strategic transactions and/or other restructuring measures.

We have not determined the particular terms for such prospective offerings or exchanges. Due to the current market price of our Common Stock and current market conditions generally, it is unlikely that we would be able to raise a sufficient amount of capital needed to support our ongoing operational and liquidity needs without exceeding Nasdaq’s 20% limitation. Because we may seek additional capital or issue shares that trigger the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop. Unless we return to our stockholders for further approval, which would be required by Nasdaq Marketplace Rule 5635(b) in the event such transaction or series of transactions would result in a change of control, any future transaction or series of transactions subject to the approval sought by this Proposal No. 3 will not result in a change of control.

We hereby submit this Proposal No. 3 to our stockholders for their approval of the potential issuance of shares of our Common Stock, or securities exercisable for or convertible into our Common Stock (whether through the sale of equity or convertible debt), in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●	the aggregate number of shares of Common Stock (or Common Stock issuable upon conversion or exercise of the securities sold) will not exceed 50.0 million shares, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions effected prior to the offerings, including the Reverse Stock Split, if the Reverse Stock Split Proposal is approved at the Annual Meeting;
●	the maximum aggregate dollar amount will not exceed $10.0 million, which would include both the original offering as well as any additional proceeds that might be raised upon exercise of warrants that potentially would be included in the financing transaction;
●	the maximum discount to market will not exceed 25%; and
●	the time frame for the issuance of the securities that would be sold in accordance with the approval of this Proposal No. 3 shall not exceed three months from the date of stockholder approval, provided that, in the course of trying to complete such proposed offering, if it appears that we will be unable to complete it within such three-month period, we may seek approval from Nasdaq for additional time, up to a total of six months from the date of stockholder approval.

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If this proposal is approved, we will not solicit further authorization from our stockholders prior to the issuance of any shares of our Common Stock authorized by Proposal No. 3. If our stockholders do not approve this Proposal, we may not use shares of our Common Stock in excess of the Nasdaq Marketplace Listing Rule 5635(d) 20% share limitation, unless and until stockholder approval of this Issuance Proposal, or a similar proposal that is in accordance with Marketplace Rule 5635(d) and, if applicable, Marketplace Rule 5635(b), is obtained. The failure to obtain stockholder approval of this Proposal may have a material negative impact upon us as it will constrain our ability to meet our short-term liquidity requirements.

Potential Effects of this Proposal

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock. The issuance of shares of our Common Stock could also have a dilutive effect on our book value per share and on any future earnings per share, in the sale or resale of any such shares could cause prevailing market prices of our Common Stock to decline.

The issuance of shares of Common Stock, or securities convertible into our Common Stock, in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

We have not yet determined the terms and conditions of any offerings or issuances. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 50.0 million shares of Common Stock in the aggregate pursuant to the authority requested from stockholders under this Issuance Proposal (subject to adjustment for any reverse stock split, and including, for this purpose, shares issuable upon conversion, options, warrants, convertible debt or other securities convertible into or exercisable for Common Stock). It is possible that some of the shares we issue could be acquired by one or more investors who could hold a large block of our Common Stock, even if such ownership does not amount to a change of control. Nevertheless, this would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We currently have no definitive arrangements or understandings regarding any specific transaction for the issuance of shares authorized by the Issuance Proposal. Assuming that we issue all 50.0 million pre-Reverse Stock Split shares authorized by this Issuance Proposal (including the potential future issuance of shares issuable upon exercise or conversion of the securities sold) at the maximum discount of 25% of the then-fair market value of our Common Stock (both the number of shares and the price being subject to adjustment for the Reverse Stock Split, if Proposal No. 2 is approved), we will generate approximately $10.0 million in consideration before related expenses, assuming the warrant component of units sold, if any, are fully exercised. The number of shares, the aggregate dollar amount of a possible future financing and the percentage discount set forth above are maximum figures. The exact terms of any offering, or series of offerings, will be determined by our Board of Directors within the above-stated limitations. There is no assurance that we will raise $10.0 million, or any amount in the future transaction or series of transactions that would be authorized by the approval granted pursuant to this Issuance Proposal.

Our Third Amended and Restated Certificate of Incorporation authorizes us to issue up to 300,000,000 shares of Common Stock, of which approximately 18,753,678 shares were issued and outstanding as of the Record Date of October 26, 2023 and approximately 8,259,588 shares are reserved for issuance upon exercise of options and warrants. We also have outstanding unvested restricted stock units (“RSUs”) aggregating $58,000, but the number of shares into which such RSUs will be settled is not yet determinable. If we issue all 50.0 million shares of our Common Stock authorized by this Issuance Proposal (subject to adjustment for the Reverse Stock Split, if approved), we would have approximately 68,753,678 shares of our Common Stock outstanding (subject to adjustment for the Reverse Stock Split, if approved), excluding outstanding options, warrants, RSU’s and other future issuances, which represents an approximate 267% increase in the number of our outstanding shares of Common Stock as of the Record Date.

We cannot assure you that our stockholders will authorize an increase in the number of shares of our Common Stock in the future to the extent required. Our ability to use our options and RSU’s to attract and retain employees could be limited in the future. Our failure to have a sufficient number of authorized shares of Common Stock for future issuance could adversely affect our business, financial condition, results of operations and prospects.

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required for stockholder approval of Issuance Proposal. Abstentions, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 3 has been approved. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 3 has been approved.

Board Recommendation

The Board unanimously recommends a vote “FOR” the Issuance Proposal.

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PROPOSAL NO. 4
(the “Auditor Ratification Proposal”)

RATIFICATION OF APPOINTMENT OF
PRAGER METIS CPA’S LLC AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s financial statements. Our audit committee has selected Prager Metis CPA’s LLC or Prager Metis, to serve as our independent registered public accounting firm to audit the consolidated financial statements of Cardio Diagnostics Holdings, Inc. for the fiscal year ending December 31, 2023. As a matter of good corporate governance, we are asking the stockholders to ratify the selection of Prager Metis as our independent registered public accounting firm for the year ending December 31, 2023. The affirmative vote of a majority of the Common Stock having voting power present in person or represented by proxy and entitled to vote will be required to ratify the selection of Prager Metis.

Stockholders are not required to ratify the appointment of Prager Metis as our independent registered public accounting firm. If stockholders fail to ratify the appointment, the audit committee will consider whether or not to retain Prager Metis. Even if the appointment is ratified, the audit committee may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Prager Metis has served as our auditor since 2022 but previously had served as the auditor for Legacy Cardio since 2020. See “Change in Independent Registered Public Accounting Firm” below. A representative of Prager Metis is expected to be present virtually at the Annual Meeting to respond to appropriate questions and make a statement if he or she so desires.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered by Prager Metis for the fiscal years ended December 31, 2022 and 2021.

	For the Year Ended December 31,
	2022	2021
Audit Fees (1)	$62,000	$22,500
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total Fees	$62,000	$22,500

____________

(1)

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly interim financial statements, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. As noted above, we engaged Prager Metis CPA’s, LLC to conduct the audit of our financial statements for the years ended December 31, 2021 and 2022.

(2)	Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. We did not pay our independent registered public accounts for other services for the periods shown in the table above.

(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay our independent registered public accounts for tax services for the periods shown in the table above.

(4)	All Other Fees. All other fees consist of fees billed for all other services including permitted due diligence services related potential business combinations. We did not pay our independent registered public accounts for other services for the periods shown in the table above.

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Pre-Approval Policies and Procedures

Our Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor’s independence. Any proposed services exceeding pre-approved cost levels require specific pre-approval by our Audit Committee.

Our Audit Committee at least annually reviews and provides general pre-approval for the services that may be provided by the independent registered public accounting firm. The term of the general pre-approval is 12 months from the date of approval, unless our Audit Committee specifically provides for a different period. If our Audit Committee has not provided general pre-approval, then the type of service requires specific pre-approval by our Audit Committee.

All services performed and related fees billed by Prager Metis during fiscal year 2022 were pre-approved by our Audit Committee pursuant to regulations of the SEC.

Auditor Independence

In our fiscal year ended December 31, 2022, there were no other professional services provided by Prager Metis, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of Prager Metis.

Change in Independent Registered Public Accounting Firm

As previously reported on a Current Report on Form 8-K that we filed on November 10, 2022 (the “Change of Auditor 8-K”):

Dismissal of Independent Registered Public Accounting Firm

On November 9, 2022, our Board of Directors dismissed MaloneBailey, LLP (“MaloneBailey”), the Company’s independent registered public accounting firm prior to the Business Combination, as the Company’s independent registered public accounting firm. MaloneBailey’s report of independent registered public accounting firm dated March 31, 2022 on the Company’s balance sheet as of December 31, 2021, the related statements of operations, changes in stockholders’ equity and cash flows for the period from May 19, 2021 (inception) through December 31, 2021 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from May 19, 2021 (inception) through December 31, 2021 and the subsequent interim period through September 30, 2022, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference thereto in its reports on the Company’s financial statements for such periods. During the period from May 19, 2021 (inception) through December 31, 2021 and the subsequent interim period through September 30, 2022, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

In connection with filing the Change of Auditor 8-K, we provided MaloneBailey with a copy of the disclosures made us in response to Item 304(a) of Regulation S-K under the Exchange Act and requested that MaloneBailey furnish us with a letter addressed to the SEC stating whether it agreed with the statements made by us in the Change of Auditor 8-K in response to Item 304(a) of Regulation S-K under the Exchange Act, and, if not, stating the respects in which it did not agree. The letter from MaloneBailey was attached to the Change of Auditor 8-K as Exhibit 16.1.

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Disclosures regarding the New Independent Registered Public Accounting Firm

On November 9, 2022, our Board of Directors approved the engagement of Prager Metis as the Company’s independent registered public accounting firm to audit our consolidated financial statements for the year ended December 31, 2022. Prager Metis previously served as the independent registered public accounting firm of Legacy Cardio prior to the Business Combination. During the period from May 19, 2021 (inception) through November 9, 2022, neither the Company, nor anyone on its behalf, consulted with Prager Metis with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Prager Metis concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Vote Required

In order to ratify the appointment of Prager Metis as our independent registered public accounting firm for our fiscal year ending December 31, 2023, assuming that a quorum is present at the Annual Meeting, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on the Auditor Ratification Proposal is required for the proposal to pass. Neither the failure to vote on the Auditor Ratification Proposal nor an abstention will have an effect on the outcome. A vote on this proposal will be considered a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR the ratification of Prager Metis as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

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AUDIT COMMITTEE REPORT

Our audit committee currently consists of three directors. James Intrater, Oded Levy and Brandon Sim are each, in the judgment of the board of directors, an independent director. The audit committee acts pursuant to a written charter that has been adopted by the board of directors. A copy of the charter is available on the investor relations section of our website.

The audit committee oversees our financial reporting process on behalf of the board of directors. The audit committee is responsible for retaining our independent registered public accounting firm, evaluating its independence, qualifications and performance, and approving in advance the engagement of the independent registered public accounting firm for all audit and non-audit services. The audit committee’s specific responsibilities are set forth in its charter. The audit committee reviews its charter at least annually.

Management has the primary responsibility for the financial statements and the financial reporting process, including internal control systems, and procedures designed to ensure compliance with applicable laws and regulations. Our independent registered public accounting firm, Prager Metis CPA’s LLC, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

The audit committee has reviewed and discussed with management the Company’s audited financial statements. The audit committee has also discussed with Prager Metis CPA’s LLC all matters that the independent registered public accounting firm was required to communicate and discuss with the audit committee, including the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (“SEC”). In addition, the audit committee has met with the independent registered public accounting firm, with and without management present, to discuss the overall scope of the independent registered public accounting firm’s audit, the results of its examinations, its evaluations of the company’s internal controls and the overall quality of our financial reporting.

The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the audit committee recommended to our Board of Directors that the Company’s audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

AUDIT COMMITTEE

Oded Levy (Chair)
James Intrater
Brandon Sim
Members of the Audit Committee

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EXECUTIVE OFFICERS

Below is biographical information for each of our current executive officers as of October 26, 2023, other than Meeshanthini V. Dogan, Ph.D. and Robert Philibert, M.D., Ph.D. (whose biographical information is shown under “Proposal 1: Election of Directors” on page 9). Each executive officer serves at the discretion of the Board of Directors and the Chief Executive Officer.

Name	Age	Position
Elisa Luqman, J.D., MBA	59	Chief Financial Officer
Timur Dogan, Ph.D.	35	Chief Technology Officer
Khullani Abdullahi, J.D.	40	Vice President of Revenue and Strategy

Elisa Luqman has served as our Chief Financial Officer since March 2021. In March 2021, Legacy Cardio and Ms. Luqman entered into a consulting agreement under which she was retained to provide services in connection with a potential merger transaction. Since April 2022, Ms. Luqman has also been serving as Chief Legal Officer (SEC) for Nutex Health, Inc. (“Nutex”), a physician-led, technology-enabled healthcare services company. She attained that position upon the closing of a merger transaction in which her employer, Clinigence Holdings, Inc. (“Clinigence"), was the surviving entity. She served as the Chief Financial Officer, Executive Vice President Finance and General Counsel of Clinigence from October 2019 until the merger. She also served as a director of Clinigence from October 2019 to February 2021. At Clinigence, Ms. Luqman was responsible for maintaining the corporation’s accounting records and statements, preparing its SEC filings and overseeing compliance requirements. She was an integral member of the Clinigence team responsible for obtaining the company’s NASDAQ listing and completing the reverse merger with Nutex. At Nutex Ms. Luqman continues to be responsible for preparing its SEC filings and overseeing compliance requirements. Ms. Luqman co-founded bigVault Storage Technologies, a cloud- based file hosting company acquired by Digi-Data Corporation in February 2006. From March 2006 through February 2009, Ms. Luqman was employed as Chief Operating Officer of the Vault Services Division of Digi-Data Corporation, and subsequently during her tenure with Digi-Data Corporation she became General Counsel for the entire corporation. In that capacity she was responsible for acquisitions, mergers, patents, customer, supplier, and employee contracts, and worked very closely with Digi-Data’s outside counsel firms. In March 2009, Ms. Luqman rejoined iGambit Inc. (“IGMB”) as Chief Financial Officer and General Counsel. Ms. Luqman has overseen and been responsible for IGMB’s SEC filings, FINRA filings and public company compliance requirements from its initial Form 10 filing with the SEC in 2010 through its reverse merger with Clinigence Holdings, Inc. in October 2019. Ms. Luqman received a BA degree, a JD in Law, and an MBA Degree in Finance from Hofstra University. Ms. Luqman is a member of the bar in New York and New Jersey.

Timur Dogan has served as our Chief Technology Officer since May 2022. He has been employed by Legacy Cardio since August 2019, after obtaining his Ph.D., and was serving as its Senior Data Scientist until he was promoted to CTO. Dr. Dogan was instrumental in developing and advancing the Integrated Genetic-Epigenetic Engine™ that is at the core of Cardio’s cardiovascular solutions. Along with the founding team, he is the co-inventor of several patent-pending technologies in cardiovascular disease and diabetes. He holds a joint B.S.E./M.S. and Ph.D. degrees in Mechanical Engineering from the University of Iowa where he researched complex fluid flows. He developed machine learning models on high-performance computing systems using a mixture of low and high-fidelity numerical simulations and experiments to draw insights from non-linear physics.

Khullani Abdullahi has served as our Vice President of Revenue and Strategy since May 2022. In July 2020, Ms. Abdullahi began working with Legacy Cardio as a consultant, where she was a member of the advisory board as a go-to-market and growth advisor and provided other services as mutually agreed upon. After two years as an advisor, in May 2022, she joined Cardio full-time to lead the sales, marketing, and customer success teams. Ms. Abdullahi has more than ten years of experience as a revenue and sales strategist, helping clients and companies develop and execute aggressive customer-acquisition campaigns, services she provided to various clients through Episteme X, her consulting company. She has led commercialization, pricing, and monetization strategies and scaled revenue teams in healthcare and biotech. As a data-driven account-based marketing revenue strategist, her methods emphasize identifying all relevant contacts across the total addressable target market to drive defensive market penetration growth. Ms. Abdullahi holds a BA in Philosophy from Carleton College and a Juris Doctor from the University of Minnesota Law School.

EXECUTIVE AND DIRECTOR COMPENSATION

Our Named Executive Officers for the year ended December 31, 2022 include Meeshanthini V. Dogan, our Chief Executive Officer, Warren Hosseinion and Elisa Luqman, our two most highly compensated executive officers other than our current Chief Executive Officer, who were serving as executive officers as of December 31, 2022 (collectively, the “Named Executive Officers”). To date, the compensation packages for our Named Executive Officers primarily consist of base salary, an annual cash incentive bonus, restricted stock unit and stock option awards and health and welfare benefits.

As required by SEC rules, our “Named Executive Officers” for 2022 also include Jonathan Intrater, who was the chief executive officer of Mana prior to the closing of the Business Combination. Mr. Intrater did not receive any employee compensation during the year ended December 31, 2022. Accordingly, the following executive compensation disclosure omits Mr. Intrater and includes only the compensation of our Named Executive Officers as of the closing of the Business Combination.

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2022 Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for fiscal years ended December 31, 2021 and December 31, 2022.

Current Officers Name & Principal Position	Year	Salary $	Bonus (1) $	Stock(2) $	Option Awards (3) $	All Other Compensation $		Total $

Meeshanthini V. Dogan, CEO	2022	175,000	250,000	0	4,105,856	8,897	(4)	4,539,753
	2021	75,000	0	0	0	5,694	(4)	80,694
Warren Hosseinion, Chairman	2022	50,000	250,000	0	2,052,928	30,000	(5)	2,382,928
	2021	0	0	0	0	0		0
Elisa Luqman, CFO	2022	55,833	100,000	0	1,026,464	20,000	(5)	1,202,297
	2021	0	0	40,000	0	0		40,000

___________

(1)	Discretionary cash bonus paid in 2022, for 2021 and 2022 performance and completion of the Business Combination.
(2)	Discretionary stock grants made by Legacy Cardio in 2021 for performance. These amounts reflect the grant date fair values of performance awards. The amounts reported do not reflect compensation actually received.
(3)	Discretionary stock option grants made in 2022 by Legacy Cardio and subsequently exchanged for options under the Cardio Diagnostics Holdings, Inc. 2022 Equity Incentive Plan in connection with the Closing of the Business Combination. All outstanding options became immediately vested at that time. These amounts reflect the grant date fair values of performance awards based upon the Nasdaq closing stock price of $5.99 on the date of the Closing of the Business Combination. The amounts reported do not reflect compensation actually received.
(4)	All Other Compensation includes the Company’s contribution to its 401(k) account on behalf of executive and health and dental insurance coverage.
(5)	Consulting compensation paid prior to the closing of the Business Combination.

Narrative to Summary Compensation Table

2022 Base Salary

The Named Executive Officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. In 2022, the base salaries paid to each of Dr. Dogan, Dr. Hosseinion and Ms. Luqman are set forth in the “Summary Compensation Table” above in the column titled “Salary.” Each of the Named Executive Officers has entered into an employment agreement (or, in the case of Dr. Hosseinion, a Non-Executive Chairman and Consulting Agreement), which became effective as of the Closing of the Business Combination. A brief summary of those agreements is set forth below under the caption, “Agreements with Our Executive Officers and Non-Executive Chairman of the Board.”

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2022 Cash Performance Incentives

Prior to the Closing of the Business Combination, Legacy Cardio’s Board of Directors determined that it was in Legacy Cardio’s best interests to award cash performance incentive payments to certain Legacy Cardio executive officers and directors in recognition of each such individual’s efforts required in connection with: (i) successfully completing the private placements of Legacy’s Cardio’s Common Stock in 2022, and (ii) since May 27, 2022, assisting in the preparation and filing with the SEC of the registration statement on Form S-4 relating to the Business Combination and related matters, as well as amendments thereto, responding to comments thereon made by the SEC applicable to Legacy Cardio, facilitating the completion of the SEC’s review thereof, including assisting in seeking to cause the registration statement to be declared effective, and handling numerous other matters incidental to consummating the Business Combination pursuant to the Merger Agreement. The Legacy Cardio Board awarded the cash bonuses to the named executive officers, as reflected in the “Bonus” column of the Summary Compensation Table, which awards were pre-approved by the Mana Board of Directors.

Annual Bonuses

We do not currently maintain an annual bonus program for our employees, including our Named Executive Officers. However, the employment agreements and, in the case of Dr. Hosseinion, his Non-Executive Chairman and Consulting Agreement, provide that our Named Executive Officers are eligible to receive an annual cash bonus based on the extent to which, in the discretion of the Board, each such person achieves or exceeds specific and measurable individual and Company performance objectives. The Board did not award any annual bonuses in 2022.

Equity Compensation

Legacy Cardio established and maintained a 2022 Equity Incentive Plan (the “Legacy Cardio Plan”) pursuant to which Legacy Cardio granted stock options to certain executive officers, directors, employees and consultants. Options were granted in May 2022 under the Legacy Cardio Plan, none of which would vest until the closing of the Business Combination, if ever. Unvested stock options granted pursuant to the Legacy Cardio Plan were exchanged for stock options in the Company under the Cardio Diagnostics Holdings, Inc. 2022 Equity Incentive Plan (the “2022 Equity Plan”), adopted by the Mana Board of Directors and approved by the Mana stockholders in connection with the Business Combination. The options granted to the Named Executive Officers that were exchanged in connection with the Business Combination are reflected in the column “Option Awards” in the Summary Compensation Table. The number of options granted to each Named Executive officer is the number of previously-granted Legacy Cardio options, as adjusted for the merger exchange ratio. No additional option grants were made to the Named Executive Officers in 2022.

The 2022 Equity Plan, as adopted by the Mana stockholders, provides for the grant of up to 3,256,383 shares of Common Stock upon exercise of granted options, awards of restricted stock units, rewards of restricted stock and other equity awards as may be determined by the Board of Directors. In the discretion of the Board, the number of shares of Common Stock available under the 2022 Equity Plan may be increased as of January 1 of each year, without additional stockholder approval. After application of the Business Combination exchange ratio of 3.427259, the 511,843 Legacy Cardio stock options were exchanged for 1,759,599 stock options under the 2022 Equity Plan, of which 1,759,219 options were granted to our executive officers, all at an exercise price of $3.90 per share. All of the exchanged options vested and became immediately exercisable upon the Closing of the Business Combination. The Board did not increase the aggregate number of shares available under the 2022 Plan on January 1, 2023. In the future, we may grant cash and equity incentive awards to directors, employees (including our Named Executive Officers) and consultants in order to continue to attract, motivate and retain the talent for which we compete.

Other Elements of Compensation

Retirement Plan

We maintain a 401(k) retirement savings plan for our employees, including our Named Executive Officers, who satisfy certain eligibility requirements. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

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Employee Benefits and Perquisites

Health/Welfare Plans. All of our full-time employees, including our Named Executive Officers, are eligible to participate in our health and welfare plans, including:

•	medical, dental and vision benefits;
•	medical and dependent care flexible spending accounts; and
•	life insurance and accidental death and dismemberment.

We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our employees, including our Named Executive Officers. We do not provide any perquisites to our named executive officers.

No Tax Gross-Ups

We do not make gross-up payments to cover our Named Executive Officers’ personal income taxes that may pertain to any of the compensation or benefits paid or provided by our Company.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive plan awards for each Named Executive Officer as of December 31, 2022. We have made no stock awards under the 2022 Plan and accordingly, that portion of the table has been omitted.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#)(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable

Meeshanthini V. Dogan	685,452	—	—	$3.90	5/6/2032
Warren Hosseinion	342,726	—	—	$3.90	5/6/2032
Elisa Luqman	171,363	—	—	$3.90	5/6/2032

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Agreements with Our Named Executive Officers and Non-Executive Chairman of the Board

In connection with preparations for the Business Combination, Legacy Cardio executed employment agreements as of May 27, 2022 with each person expected to be named an executive officer of the combined entity. The agreements with our Named Executive Officers and Non-Executive Chairman became effective upon closing of the Business Combination in October 2022. The principal terms of each of agreements entered into with our Named Executive Officers is as follows:

Employment Agreement between Cardio and Meeshanthini V. Dogan (Chief Executive Officer)

Dr. Dogan’s five-year employment agreement provides for (i) an annual base salary of $300,000, (ii) eligibility to receive an annual cash bonus based on the extent to which, in the discretion of the Board, Dr. Dogan achieves or exceeds specific and measurable individual and Company performance objectives, and (iii) eligibility to participate in any long-term incentive plan that is made available to similarly positioned executives, employee benefit or group insurance plans maintained from time to time by Cardio. Long-term incentive plan awards may include cash, or equity awards settled in shares of Company stock, including but not limited to stock options, restricted stock and performance shares. If Dr. Dogan were to leave the Company as a "Good Leaver,” as defined in the employment agreement, terms of any long-term incentive award will be deemed satisfied immediately prior to such termination and as such, all awards and grants will be deemed fully vested. In addition, Dr. Dogan will be reimbursed for her reasonable and usual business expenses incurred on behalf of the Company. Severance benefits will be payable in the event Dr. Dogan’s termination is either by the Company without cause or by her with "good reason,” as defined in the agreement. In such event and in addition to accrued salary benefits as of the date of termination, the Company will pay Dr. Dogan an amount equal to a (x) two times the sum of her most recent base salary and target annual bonus and (y) an amount in cash equal to the Company’s premium amounts paid for her coverage under group medical, dental and vision programs for a period of 24 months. The agreement also contains customary confidentiality, non-solicitation, non-competition and cooperation provisions. The employment agreement will automatically renew for an additional year following the initial term and any renewal term, unless either party provides 60-days’ written notice before the end of the then-current term. The Company may terminate Dr. Dogan’s employment without cause (as defined in the agreement) by providing 60 days’ advance written notice. Dr. Dogan may terminate her employment for any reason.

Non-Executive Chairman and Consulting Agreement between Cardio and Warren Hosseinion

The Company has retained Dr. Hosseinion under a five-year consulting agreement to serve as Non-Executive Chairman of the Board following the Merger and to provide other services as requested. Upon expiration of such provision, the agreement may be renewed for an additional one-year term. In addition to his duties as Chairman, the agreement provides that Dr. Hosseinion will provide consulting services assisting management in developing business strategy and business plans, identifying business opportunities and identifying strategic relationships and strategies to further develop the Company’s brand. In the event he is not reelected as Chairman of the Board, the terms of this agreement will continue strictly as a consulting services agreement. Conversely, if his consulting services are terminated, such termination will not affect his Chairman Services, provided that he remains eligible to serve as Chairman. For his Chairman services and consulting services, the agreement provides for a fee of $300,000 per year payable in monthly installments of $25,000. In addition, Dr. Hosseinion is entitled to be awarded any equity compensation otherwise payable to Board members in connection with their service on the Board and to be reimbursed for all reasonable and necessary business expenses incurred in the performance of his consulting services and Chairman services. If Dr. Hosseinion’s services are terminated by the Company other than for Cause (as defined in the agreement), including any discharge without Cause, liquidation or dissolution of the Company, or a termination caused by death or Disability (as defined in the agreement), the Company will pay Dr. Hosseinion (or his estate) the consulting fees equal to two times his annual consulting compensation, payable within 60 days, in one lump sum, plus any expenses owing for periods prior to and including the date of termination of the consulting services. The agreement also contains customary confidentiality, non-solicitation, non-disparagement and cooperation provisions. Either party may terminate the agreement without cause after giving prior written notice to the other party. The agreement may be terminated by the Company at any time for cause, as defined in the agreement.

Employment Agreement between Cardio and Elisa Luqman (Chief Financial Officer)

Ms. Luqman’s five-year employment agreement provides for (i) an annual base salary of $275,000, (ii) eligibility to receive an annual cash bonus based on the extent to which, in the discretion of the Board, Ms. Luqman achieves or exceeds specific and measurable individual and Company performance objectives, and (iii) eligibility to participate in any long-term incentive plan that is made available to similarly positioned executives, employee benefit or group insurance plans maintained from time to time by Cardio. Long-term incentive plan awards may include cash, or equity awards settled in shares of Company stock, including but not limited to stock options, restricted stock and performance shares. If Ms. Luqman were to leave the Company as a "Good Leaver,” as defined in the employment agreement, terms of any long-term incentive award will be deemed satisfied immediately prior to such termination and as such, all awards and grants will be deemed fully vested. In addition, Ms. Luqman will be reimbursed for her reasonable and usual business expenses incurred on behalf of the Company. Severance benefits will be payable in the event Ms. Luqman’s termination is either by the Company without cause or by her with "good reason,” as defined in the agreement. In such event and in addition to accrued salary benefits as of the date of termination, the Company will pay Ms. Luqman an amount equal to a (x) the sum of her most recent base salary and target annual bonus and (y) an amount in cash equal to the Company’s premium amounts paid for her coverage under group medical, dental and vision programs for a period of 12 months, provided that she has elected continued coverage under COBRA. The agreement also contains customary confidentiality, non-solicitation, non-competition and cooperation provisions. The employment agreement will automatically renew for an additional year following the initial term and any renewal term, unless either party provides 60-days’ written notice before the end of the then-current term. The Company may terminate Ms. Luqman’s employment without cause (as defined in the agreement) by providing 60 days’ advance written notice. Ms. Luqman may terminate her employment for any reason.

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Non-Employee Director Compensation

During 2021 and 2022, neither Legacy Cardio nor Mana compensated its directors for service as a director.

In June 2023, the Board granted $50,000 of restricted stock units (“RSUs”) to each of our independent directors. The RSUs vested or will vest $25,000 in value on June 30, 2023, and $12,500 in value on each of September 30, 2023 and December 31, 2023. The number of shares that were or will be issued on each respective vesting date is calculated by dividing the vesting dollar amount by the closing price of our Common Stock on such date.

The Company reimburses its non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending board of director and committee meetings or undertaking other business on behalf of our Company.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2022 regarding Common Stock that may be issued under our equity compensation plan, the Cardio Diagnostics Holdings, Inc. 2022 Equity Incentive Plan (the “2022 Equity Plan”), which, as of the date of this proxy statement, is the only equity compensation plan that has been adopted by our Board of Directors.

Plan Category	(A) Number of Securities to be issued upon exercise of outstanding options, warrants and rights		(B) Weighted average per share exercise price of outstanding options, warrants and rights		(C) Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders	1,759,599	(1)	$3.90	(2)	1,496,784	(3)
Equity compensation plans not approved by security holders	—		—		—

___________

(1)	Includes 1,759,599 outstanding options to purchase shares of Common Stock under the 2022 Equity Plan.
(2)	All currently outstanding options are exercisable at $3.90, subject to adjustment for stock splits, reverse stock splits and other similar events of recapitalization.
(3)	This amount does not include any additional shares that may become available for future issuance under the 2022 Equity Plan pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years through 2027 (each, an “Evergreen Date”) by the number of shares equal to the lesser of (i) 7% of the total number of shares of Common Stock outstanding on the December 31st immediately preceding the applicable Evergreen Date and (ii) such lesser number of shares of Common Stock as determined to be appropriate by the Committee in its sole discretion.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us, and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders during the fiscal year ended December 31, 2022 were satisfied.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

The following includes a summary of transactions since January 1, 2021 to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than transactions that are described under the section “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

As part of an earlier friends and family round of financing by Cardio, Robert Philibert, Co-Founder, Chief Medical Officer and Director of the Company, personally invested $25,000 as part of the Cardio’s early friends and family round. In addition, Dr. Philibert’s spouse and other family members invested $150,000. Finally, Behavioral Diagnostics, LLC, an affiliate of Dr. Philibert, invested $46,471 via the SAFE instrument in this earlier round. These SAFEs were converted to common stock effective as of April 6, 2022.

Certain research and development laboratory runs were performed on a fee-for-service basis at Dr. Philibert’s academic laboratory at the University of Iowa. Legacy Cardio paid $31,468 and $1,500 to the lab in 2021 and 2020.

We have an exclusive, worldwide patent license of the Core Technology from the University of Iowa Research Foundation (“UIRF”). Under UIRF’s Inventions Policy inventors are generally entitled to 25% of income from earnings from their inventions. Consequently, Meeshanthini Dogan and Robert Philibert could benefit from this policy.

Timur Dogan, spouse of Meeshanthini (Meesha) Dogan (the Company’s Co-Founder, Chief Executive Officer and Director), has been a full-time employee of the Company since August 2019. In 2021, he was paid $37,500 in salary and an additional $4,765 in benefits.

In May 2022, Legacy Cardio granted 511,843 stock options to its executive officers and directors. These options were exchanged for an aggregate of 1,754,219 options under the 2022 Equity Incentive Plan, The Options fully vested and became fully exercisable upon Closing of the Business Combination and have an exercise price of $3.90 per share (as adjusted for the Exchange Ratio) with an expiration date of May 6, 2032.

In June 2023, our Board of Directors granted the following 10-year stock options, exercisable at $1.26, to our executive officers as follows: (i) Meeshanthini Dogan – 272,250 options; (iii) Warren Hosseinion – 123,750 options; (iv) Robert Philibert – 148,500 options; (v) Elisa Luqman – 57,750 options; (vi) Timur Dogan – 157,570 options; and (vii) Abdullahi Khullani – 66,000 options. All of the options were immediately exercisable.

In June 2023, our Board also granted $50,000 of restricted stock units (“RSUs”) to each of our independent directors. The RSUs vested or vest $25,000 in value on June 30, 2023, and $12,500 in value on each of September 30, 2023 and December 31, 2023. The number of shares that were or will be issued on each respective vesting date is calculated by dividing the vesting dollar amount by the closing price of our Common Stock on such date.

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At the Closing of the Business Combination, Dr. Dogan, Dr. Philibert, Ms. Luqman, Dr. Dogan and Ms. Abdullahi each entered into an Invention and Non-Disclosure Agreement. An integral part of the Invention and Non-Disclosure Agreement is the disclosure by the employee of any discoveries, ideas, inventions, improvements, enhancements, processes, methods, techniques, developments, software and works of authorship (“developments”) that were created, made, conceived or reduced to practice by the employee prior to his or her employment by Cardio and that are not assigned to the Company. Dr. Philibert’s agreement lists certain developments that are epigenetic methods unrelated to the current mission of Cardio and that were developed separate and apart from Cardio. There is no assurance that as the Company broadens the scope of its products and services that one or more of Dr. Philibert’s developments could be relevant. Under the agreement, all rights to the developments listed by Dr. Philibert are his sole property and their use, if desired by the Company, would be in the sole discretion of Dr. Philibert, who is under no obligation to license or otherwise grant permission to the Company to use them.

Our Certificate of Incorporation, as amended, restated and currently in effect, and our Bylaws provide for indemnification and advancement of expenses for our directors and officers to the fullest extent permitted by Delaware law, subject to certain limited exceptions. We have entered into indemnification agreements with each member of our Board and several of our officers.

Related Party Policy

The Audit Committee of the Board of Directors has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” The policy provides that a “related party transaction” is defined in the policy as any consummated or proposed transaction or series of transactions: (i) in which the Company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy included: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the Audit Committee would consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of our Company and our stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of our Board and on his or her eligibility to serve on our Board’s committees. The policy requires that management present to the Audit Committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, the Company is permitted to consummate related party transactions only if the Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date, with respect to the beneficial ownership of shares of our Common Stock by:

•	each of our directors and director nominees;
•	each of our Named Executive Officers;
•	all of our current directors and director nominees and executive officers as a group; and
•	each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent of our Common Stock.

This table is based upon information supplied by officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Other than as set forth below, we are not aware of any beneficial owner of more than five percent of our Common Stock as of the Record Date. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.

We have determined beneficial ownership in accordance with the rules of the SEC. We have deemed shares of our Common Stock subject to warrants and options that are currently exercisable or exercisable within 60 days of the Record Date to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership of our Common Stock is based on 18,753,678 shares of our Common Stock outstanding as of the Record Date.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares
Directors, Director Nominees, Executive Officers and Greater than 5% Holders
Meeshanthini V. Dogan(2)	2,544,166	12.9%
Robert Philibert(3)	2,312,381	11.9%
BD Holding, Inc.(4)	1,586,464	8.5%
Warren Hosseinion(5)	582,529	3.0%
Elisa Luqman(6)	287,053	1.5%
Timur Dogan(7)	325,684	1.7%
James Intrater	57,773	*
Stanley K. Lau	77,348	*
Oded Levy	57,773	*
Brandon Sim	57,773	*
Paul F. Burton	—	—
All Executive Officers, Directors and Director Nominees as a Group (11 individuals)(8)	6,383,034	30.0%

 _______

* Less than 1%.

(1)	Unless otherwise noted, the address for the persons in the table is 311 West Superior Street, Suite 444, Chicago, Illinois 60654.
(2)	Includes 957,702 shares of Common Stock issuable upon exercise of options that are currently exercisable. Does not include the securities separately owned by Timur Dogan, Meeshanthini Dogan’s husband, which are separately presented in the above table. Meeshanthini Dogan may be deemed to be the indirect beneficial owner of the securities owned by Timur Dogan; however, she disclaims beneficial ownership of the shares held indirectly, except to the extent of her pecuniary interest.
(3)	Shares of common stock reflected in the table as beneficially owned by Dr. Philibert include: (i) 7,601 shares of Common Stock owned by Dr. Philibert’s wife, as to which he may be deemed to be the beneficial owner but as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein; (ii)(a) 1,586,464 shares of Common Stock owned by BD Holding, Inc. (see Note (4) below), and (b) 14,126 shares of Common Stock owned by Behavioral Diagnostics, Inc., a corporation controlled by Dr. Philibert and in which he serves as chief executive officer. Dr. Philibert disclaims beneficial ownership of all such indirectly owned shares except to the extent of his pecuniary interest in such corporations. Also includes 662,589 shares of Common Stock issuable upon exercise of options that are currently exercisable.

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(4)	BD Holding, Inc. is an S Corporation owned by Robert Philibert and his wife, Ingrid Philibert. Robert Philibert is the sole officer and director and has voting and dispositive control over the securities of BD Holding, Inc. The address for BD Holding, Inc. is 15 Prospect Place, Iowa City, IA 52246.
(5)	Includes 466,476 shares of the Common Stock issuable upon exercise of options that are currently exercisable.
(6)	Includes 229,113 shares of common stock issuable upon exercise of options that are currently exercisable.
(7)	Includes 197,339 shares of common stock issuable upon exercise of options that are currently exercisable. Does not include the securities separately owned by Meeshanthini Dogan, Timur Dogan’s wife, which are separately presented in the above table. Timur Dogan may be deemed to be the indirect beneficial owner of the securities owned by Meeshanthini Dogan; however, he disclaims beneficial ownership of the shares held indirectly, except to the extent of his pecuniary interest.
(8)	Includes 2,580,219 shares of common stock issuable upon exercise of options that are currently exercisable.

SOLICITATION OF PROXIES

This solicitation is made on behalf of the Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by the Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the recommendations of the Board of Directors. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

OTHER MATTERS AND ADDITIONAL INFORMATION

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

2022 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2022 are included in our Annual Report on Form 10-K that we filed with the SEC on March 31, 2023. Our Annual Report and this Proxy Statement are posted on our website at wwwcardiodiagnosticsinc.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Investor Relations, Cardio Diagnostics Holdings, Inc., 311 West Superior Street, Suite 444, Chicago, IL 60654.

Householding of Proxy Materials

We have adopted a procedure approved by the SEC known as “householding.” This procedure allows multiple stockholders residing at the same address the convenience of receiving a single copy of our Notice, Annual Report and proxy materials, as applicable. This allows us to save money by reducing the number of documents we must print and mail and helps protect the environment as well.

Householding is available to both registered stockholders (i.e., those stockholders with certificates registered in their name) and street name holders (i.e., those stockholders who hold their shares through a brokerage).

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Registered Stockholders

If you are a registered stockholder and have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our Annual Report and proxy materials, as applicable, for all registered stockholders residing at the same address. Your consent will be perpetual unless you revoke it, which you may do at any time by contacting our secretary at the address of our principal executive offices at 311 West Superior Street, Suite 444, Chicago, IL 60654. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. If you received a household mailing this year, and you would like to receive additional copies of our Annual Report and proxy materials, as applicable, please submit your request to our Secretary at the address of our principal executive offices at 311 West Superior Street, Suite 444, Chicago, IL 60654, who will promptly deliver the requested copy.

Registered stockholders who have not consented to householding will continue to receive copies of annual reports and proxy materials for each registered stockholder residing at the same address. As a registered stockholder, you may elect to participate in householding and receive only a single copy of annual reports or proxy materials for all registered stockholders residing at the same address by contacting our secretary as outlined above.

Street Name Holders

Stockholders who hold their shares through a brokerage firm or other Financial Institution may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers or other Financial Institution.

Stockholder Proposals and Nominations to be Presented at the Next Annual Meeting

Any stockholder who meets the requirements of the proxy rules under the Exchange Act and our bylaws may submit proposals to the Board of Directors to be presented at the next annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act. In addition, our bylaws provide that a stockholder must be a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice and on the record date for the determination of stockholders entitled to vote at such meeting. If such stockholder desires to present a proposal for consideration at the annual meeting, such stockholder must have given timely notice thereof in proper written form to our secretary and such business must otherwise be a proper matter for stockholder action. A stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at our principal executive offices at 311 West Superior Street, Suite 444, Chicago, IL 60654 not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

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Our bylaws also provide for separate notice procedures to recommend a person for nomination as a director. To be considered timely, the stockholder’s notice must be delivered to our secretary at our principal executive offices at the address set forth above (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by us; and (ii) in the case of an annual meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Because we have not previously held an annual meeting, the date for proper and timely submission of nominations for consideration for the 2023 election of directors will be calculated once we have publicly announced the date of the meeting. The stockholder’s notice must also contain the information specified in Section 3.2(d) of our bylaws, which specifies the information required to be included in the notice in order to properly propose a person to be nominated to serve as a director.

By Order of the Board of Directors

Chicago, Illinois

October 31, 2023

You are cordially invited to attend the Annual Meeting electronically by visiting https://www.cstproxy.com/cardiodiagnosticsinc/am2023. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the Internet or by telephone as promptly as possible in order to ensure your representation at the Annual Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed with your proxy materials for your convenience if you wish to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically during the Annual Meeting if you attend the meeting online. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

If you have any questions about this Proxy Statement or the Annual Meeting, you may contact our Transfer Agent, Continental Stock Transfer & Trust Company, by calling (917) 262-2373, or by emailing proxy@continentalstock.com.

46

ANNEX A

FORM OF CERTIFICATE OF AMENDMENT
TO THE
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CARDIO DIAGNOSTICS HOLDINGS, INC.

Cardio Diagnostics Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST:  Effective upon the filing of this amendment (the “Effective Time”) to the Corporation’s Certificate of Incorporation, as amended from time to time (the “Certificate of Incorporation”), each [•]* shares of common stock, par value $0.00001 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up or down, as applicable, to the nearest whole number.

SECOND: The Board of Directors of the Corporation duly adopted resolutions approving the following amendment to the Certificate of Incorporation, declaring said amendment to be advisable and providing for the consideration of such amendment at the annual meeting of stockholders of the Corporation.

THIRD: On December 4, 2023, the annual meeting of stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares required by statute were voted in favor of the amendment.

FOURTH: Said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, this Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation has been executed as of this [•] day of December, 2023.

CARDIO DIAGNOSTICS HOLDINGS, INC.

By:
Name:
Title:

* This amendment approves the Reverse Stock Split of the Corporation’s Common Stock, at a ratio in the range of 1-for-5 to 1-for-40. By approving this amendment, the stockholders of the Corporation would be deemed to approve any ratio within the range referred to above as determined by the board of directors in its sole discretion.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CARDIO DIAGNOSTICS HOLDINGS, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 3, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. To attend the Annual Meeting, visit:
http://cstproxy.com/cardiodiagnosticsinc/am2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

Please mark your votes like this X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

1. Election of seven directors to serve until the 2024 annual meeting of stockholders

Nominees:
(1) Meeshanthini Dogan, Ph.D.
(2) Warren Hosseinion, M.D.
(3) James Intrater
(4) Stanley Lau, M.D.
(5) Oded Levy
(6) Robert Philibert, M.D., Ph.D.
(7) Paul F. Burton, J.D., MBA

FOR all Nominees listed to the left	**WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

Note: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

CONTROL NUMBER

____

Signature______________________ **Signature, if held jointly**______________________ **Date**__________, **2023**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on Friday, December 4, 2023 at 1:00 p.m. Central Standard Time

To view the 2023 Proxy Statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and to Attend the Annual Meeting, please go to:
http://www.cstproxy.com/cardiodiagnosticsinc/am2023

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

CARDIO DIAGNOSTICS HOLDINGS, INC.

The undersigned appoints Meeshanthini V. Dogan and Elisa Luqman, and each of them, as proxies, each with the power to appoint her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Cardio Diagnostics Holdings, Inc. held of record by the undersigned at the close of business on October 26, 2023 at the Annual Meeting of Stockholders of Cardio Diagnostics Holdings, Inc. to be held virtually at **https://cstproxy.com/cardiodiagnosticsinc/am2023** on Monday, December 4, 2023 at 1:00 p.m. Central Standard Time, or at any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, "FOR" PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

(Continued and to be marked, dated and signed, on the other side)